SUBJECT TO COMPLETION, DATED MAY 24, 2005                        JPMCC 2005-LDP2

--------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------

                                 $2,194,459,000

                                 (Approximate)

            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2005-LDP2
                          --------------------------
                           JPMORGAN CHASE BANK, N.A.
                         NOMURA CREDIT & CAPITAL, INC.
                          EUROHYPO AG, NEW YORK BRANCH
                       LASALLE BANK NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION
                             Mortgage Loan Sellers

JPMORGAN                      ABN AMRO INCORPORATED                       NOMURA

                            DEUTSCHE BANK SECURITIES

The analysis in this report is based on information provided by JPMorgan Chase
Bank, N.A., Nomura Credit & Capital, Inc., Eurohypo AG, New York Branch, LaSalle
Bank National Association and Artesia Mortgage Capital Corporation (the
"Sellers"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.
The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission.
These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer and the Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational
Materials' appropriateness in any particular context; or as to whether the
Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These
Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational
Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational
Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the
Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura
Securities International, Inc. and Deutsche Bank Securities Inc. (the
"Underwriters") or any of their affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                  KEY FEATURES
--------------------------------------------------------------------------------
  CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                           ABN AMRO Incorporated
                           Nomura Securities International, Inc.
  CO-MANAGER:              Deutsche Bank Securities Inc.
  MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, N.A. (41.9%)
                           Nomura Credit & Capital, Inc. (18.5%)
                           Eurohypo AG, New York Branch (17.0%)
                           LaSalle Bank National Association (12.5%)
                           Artesia Mortgage Capital Corporation (10.0%)
  MASTER SERVICER:         Wachovia Bank, National Association
  SPECIAL SERVICER:        LNR Partners, Inc.
  TRUSTEE:                 Wells Fargo Bank, N.A.
  PAYING AGENT:            LaSalle Bank National Association
  RATING AGENCIES:         Moody's/S&P/Fitch

  PRICING DATE:            On or about June 7, 2005
  CLOSING DATE:            On or about June 22, 2005
  CUT-OFF DATE:            With respect to each mortgage loan, the related due
                           date of such mortgage loan in June 2005, or, with
                           respect to those loans that were originated in May
                           2005 and have their first payment date in July 2005,
                           June 1, 2005.

  DISTRIBUTION DATE:       15th of each month, or if the 15th day is not a
                           business day, on the next succeeding business day,
                           beginning in July 2005

  PAYMENT DELAY:           14 days
  TAX STATUS:              REMIC
  ERISA CONSIDERATIONS:    It is expected that the Offered Certificates will be
                           ERISA eligible.
  OPTIONAL TERMINATION:    1.0% (Clean-up Call)
  MINIMUM DENOMINATIONS:   $10,000
  SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------


COLLATERAL CHARACTERISTICS                                      ALL MORTGAGE LOANS      LOAN GROUP 1       LOAN GROUP 2
--------------------------                                      ------------------      ------------       ------------

INITIAL POOL BALANCE (IPB):                                       $3,003,118,799      $2,434,711,755      $  568,407,044
NUMBER OF MORTGAGE LOANS:                                                    297                 236                  61
NUMBER OF MORTGAGED PROPERTIES:                                              305                 244                  61
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:                      $10,111,511         $10,316,575          $9,318,148
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGED PROPERTY:                  $9,846,291          $9,978,327          $9,318,148
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                              5.3824              5.3805              5.3908
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                                    1.59x               1.54x               1.79x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                          72.2%               71.1%               76.7%
WEIGHTED AVERAGE MATURITY DATE LTV(1,2):                                    64.8%               63.2%               71.4%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(2):                     106                 109                  95
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):                     353                 352                 355
WEIGHTED AVERAGE SEASONING (MONTHS):                                           1                   1                   1
10 LARGEST MORTGAGE LOANS AS% OF IPB:                                       25.4%               29.4%                7.9%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                                   12.7%                6.4%               39.5%
% OF MORTGAGE LOANS WITH SINGLE TENANTS:                                    15.5%               19.1%                0.0%


------------
(1)  Excludes the fully amortizing mortgage loans.

(2)  Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

(3)  Excludes mortgage loans that are interest only for the entire term.

                                    2 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
------------------------


---------------------------------------------------------------------------------------------------------------
             EXPECTED RATINGS      APPROXIMATE FACE     CREDIT SUPPORT    EXPECTED WEIGHTED    EXPECTED PAYMENT
   CLASS   (MOODY'S/FITCH/S&P)  OR NOTIONAL AMOUNT(1)  (% OF BALANCE)(2) AVG. LIFE (YEARS)(3)      WINDOW(3)
---------------------------------------------------------------------------------------------------------------

 A-1           Aaa/AAA/AAA          $   99,580,000          30.000%              2.65            7/05 - 1/10
 A-2           Aaa/AAA/AAA          $  257,128,000          30.000%              4.91            2/10 - 6/10
 A-3           Aaa/AAA/AAA          $  459,286,000          30.000%              6.97            5/11 - 5/13
 A-4           Aaa/AAA/AAA          $  562,550,000          30.000%              9.81            12/14 - 5/15
 A-SB          Aaa/AAA/AAA          $  155,232,000          30.000%              7.01            1/10 - 12/14
 A-M           Aaa/AAA/AAA          $  300,311,000          20.000%              9.90            5/15 - 5/15
 A-J           Aaa/AAA/AAA          $  117,726,000          12.750%              9.98            5/15 - 6/15
 A-JFL         Aaa/AAA/AAA          $  100,000,000          12.750%              9.98            5/15 - 6/15
 X-2           Aaa/AAA/AAA          $2,933,023,000           N/A                 N/A                 N/A
 B             Aa1/AA+/AA+          $   18,769,000          12.125%              9.98            6/15 - 6/15
 C              Aa2/AA/AA           $   41,292,000          10.750%              9.98            6/15 - 6/15
 D            Aa3/AA--/AA--         $   26,277,000           9.875%              9.98            6/15 - 6/15
 E               A1/A+/A+           $   26,277,000           9.000%              9.98            6/15 - 6/15
 F                A2/A/A            $   30,031,000           8.000%              9.98            6/15 - 6/15
---------------------------------------------------------------------------------------------------------------


PRIVATELY OFFERED CLASSES
-------------------------


----------------------------------------------------------------------------------------------------------------------
             EXPECTED RATINGS      APPROXIMATE FACE         CREDIT SUPPORT       EXPECTED WEIGHTED    EXPECTED PAYMENT
   CLASS   (MOODY'S/FITCH/S&P)   OR NOTIONALAMOUNT(1)      (% OF BALANCE)(2)    AVG. LIFE (YEARS)(3)      WINDOW(3)
----------------------------------------------------------------------------------------------------------------------

 X-1           Aaa/AAA/AAA         $3,003,118,799                 N/A                   N/A                  N/A
 A-1A          Aaa/AAA/AAA         $  568,407,000               30.000%                 N/A                  N/A
 G              A3/A--/A--         $   26,277,000                7.125%                 N/A                  N/A
 H            Baa1/BBB+/BBB+       $   45,046,000                5.625%                 N/A                  N/A
 J             Baa2/BBB/BBB        $   30,031,000                4.625%                 N/A                  N/A
 K           Baa3/BBB--/BBB--      $   37,538,000                3.375%                 N/A                  N/A
 L             Ba1/BB+/BB+         $   11,261,000                3.000%                 N/A                  N/A
 M              Ba2/BB/BB          $   15,015,000                2.500%                 N/A                  N/A
 N            Ba3/BB--/BB--        $   11,261,000                2.125%                 N/A                  N/A
 O               B1/B+/B+          $    7,507,000                1.875%                 N/A                  N/A
 P                B2/B/B           $    7,507,000                1.625%                 N/A                  N/A
 Q              B3/B--/B--         $   11,261,000                1.250%                 N/A                  N/A
 NR              NR/NR/NR          $   37,548,799                 N/A                   N/A                  N/A
----------------------------------------------------------------------------------------------------------------------


(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3, Class A-4, Class A-SB and Class A-1A certificates are represented in the aggregate. The credit support percentages set forth for Class A-J and
     Class A-JFL certificates are represented in the aggregate.

(3)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations--Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date, as applicable, and (c) no excess interest is generated on the mortgage loans.

                                    3 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

 o For the purposes of making distributions to the Class A-1, A-2, A-3, A-4,
   A-SB and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3, A-4 and
   A-SB Certificates will be based on amounts available relating to Loan Group
   1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

 o Interest payments will be made concurrently to the Class A-1, A-2, A-3,
   A-4, A-SB and A-1A Certificates (pro rata to the Class A-1, A-2, A-3, A-4 and A-SB Certificates, from Loan Group 1, and to the Class A-1A
   Certificates from Loan Group 2, the foregoing classes, collectively, the
   "Class A Certificates"), Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid to the Class A-M
   Certificates, and then, after payment of the principal distribution amount to such Class, to the Class A-J Certificates and Class A-JFL Regular
   Interest (and the fixed interest payment on the Class A-JFL Regular
   Interest will be converted under a swap contract to a floating interest payment to the Class A-JFL Certificates as described in the prospectus supplement), pro rata, and then, after payment of the principal distribution amount to such Classes (pro rata), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and
   NR Certificates.

 o The pass-through rates on the Class A-4, Class A-SB, Class A-M, Class A-1A,
   Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
   Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q and
   Class NR Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and
   (iv) the rate described in clause (ii) above less a specified percentage.
   In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

 o The pass-through rate on the Class A-JFL Certificates will be based on LIBOR plus a specified percentage, provided, that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2
   LIBOR business days before the start of the Class A-JFL accrual period.
   Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-JFL Certificates may convert to a fixed rate, subject to a cap at the weighted average of the net mortgage rates.
   See "Description of the Swap Contract--The Swap Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-JFL Certificates. See "Certain ERISA Considerations" in the
   prospectus supplement.

 o All Classes, except for the Class A-JFL Certificates, will accrue interest on a 30/360 basis. The Class A-JFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class
   A-JFL Certificates converts to a fixed rate (subject to a cap at the weighted average of the net mortgage rates), interest will accrue on a
   30/360 basis.
-------------------------------------------------------------------------------

                                    4 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

 o Generally, the Class A-1, A-2, A-3, A-4 and A-SB Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A
   Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-4 and A-SB Certificates have been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M Certificates through Class NR
   Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed
   (without regard to loan group) to the Class A-1, A-2, A-3, A-4, A-SB and
   A-1A Certificates on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that the Class
   A-SB Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement). After the certificate balances of the Class A-1, A-2, A-3,
   A-4, A-SB and A-1A Certificates have been reduced to zero, principal payments will be paid to the Class A-M Certificates, until the certificate balance for such class has been reduced to zero and then to the Class A-J and A-JFL Certificates, pro rata, and then sequentially to the Class B, C,
   D, E, F, G, H, J, K, L, M, N, O, P, Q and NR Certificates, until the certificate balance for each such Class has been reduced to zero. The Class
   X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

 o Losses will be borne by the Classes (other than the Class X-1 and X-2
   Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates, then pro rata to the Class A-J and Class
   A-JFL Certificates, then to the Class A-M Certificates and then, pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB and Class
   A-1A Certificates (without regard to loan group or the Class A-SB planned principal balance).

 o Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates
   (other than the Class A-JFL Certificates and the Class X-2 Certificates)
   and the A-JFL Regular Interest and the Class A-1A, G, H, J and K
   Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-JFL Certificates and the Class X-2
   Certificates) and the A-JFL Regular Interest and the Class A-1A, G, H, J
   and K Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-4, A-SB and A-1A
   Certificates) on each Distribution Date an amount of Yield Maintenance
   Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates). Any Yield
   Maintenance Charges payable to the A-JFL Regular Interest will be paid to the Swap Counterparty.


               Group Principal Paid to Class     (Pass-Through Rate on Class -- Discount Rate)
     YM     x  -----------------------------  x  ---------------------------------------------
   Charge        Group Total Principal Paid        (Mortgage Rate on Loan -- Discount Rate)


 o Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 Certificates.

 o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
   P&I Advance will be reduced in proportion to such adjustment.
-------------------------------------------------------------------------------

                                    5 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF PRINCIPAL          OF MORTGAGE   PRINCIPAL     % OF      WA     WA UW
BALANCES                       LOANS       BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
$825,000 - $2,999,999            88      $175,198,772     5.8%   70.0%    1.46x
$3,000,000 - $3,999,999          35       121,933,431     4.1    67.1%    3.37x
$4,000,000 - $4,999,999          18        79,823,797     2.7    66.8%    1.57x
$5,000,000 - $6,999,999          33       196,527,778     6.5    72.5%    1.45x
$7,000,000 - $9,999,999          35       287,294,780     9.6    70.4%    1.58x
$10,000,000 - $14,999,999        34       416,362,868    13.9    74.4%    1.44x
$15,000,000 - $24,999,999        32       610,823,071    20.3    72.6%    1.50x
$25,000,000 - $49,999,999        14       452,573,773    15.1    75.1%    1.45x
$50,000,000 - $125,000,000        8       662,580,529    22.1    71.3%    1.62x
----------------------------     --    --------------   -----    ----     ----
TOTAL/WEIGHTED AVERAGE:         297    $3,003,118,799   100.0%   72.2%    1.59x
----------------------------    ---    --------------   -----    ----     ----
AVERAGE BALANCE PER LOAN:              $   10,111,511
AVERAGE BALANCE PER PROPERTY:          $    9,846,291
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF MORTGAGE           OF MORTGAGE   PRINCIPAL     % OF      WA     WA UW
INTEREST RATES                 LOANS       BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
4.4600% - 4.9999%                17      $262,139,387     8.7%   54.7%    2.51x
5.0000% - 5.4999%               136     1,756,871,291    58.5    73.2%    1.58x
5.5000% - 5.9999%               133       918,476,749    30.6    75.2%    1.38x
6.0000% - 6.4999%                10        64,582,045     2.2    73.2%    1.22x
6.5000% - 6.9200%                 1         1,049,327       0    70.0%    1.45x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         297    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------
WA INTEREST RATE:             5.3824%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               ORIGINAL TERMS TO MATURITY IN MONTHS/ARD IN MONTHS
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF ORIGINAL           OF MORTGAGE   PRINCIPAL     % OF      WA     WA UW
TERMS TO MATURITY              LOANS       BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
57 - 60                          23      $331,770,294    11.0%   62.0%    2.15x
61 - 84                          35       651,507,829    21.7    75.5%    1.49x
85 - 120                        218     1,861,153,605    62.0    72.9%    1.55x
121 - 240                        21       158,687,071     5.3    71.2%    1.31x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         297    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------
WA ORIGINAL LOAN TERM:          107
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GEOGRAPHIC DISTRIBUTION(1)
--------------------------------------------------------------------------------
                             NUMBER OF
                             MORTGAGED    PRINCIPAL     % OF      WA      WA UW
 STATES                     PROPERTIES     BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 TEXAS                           48      $352,142,494    11.7%   73.9%    1.51x
 CALIFORNIA                      25       326,396,798    10.9    65.7%    1.62x
   Southern California           18       244,496,584    21.9    69.4%    1.47x
   Northern California            7        81,900,214     2.7    54.6%    2.05x
 FLORIDA                         22       267,773,916     8.9    72.7%    1.62x
 NEW YORK                        12       214,800,720     7.2    74.1%    2.49x
 OTHER                          198     1,842,004,871    61.3    72.7%    1.49x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        305    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------
                               NUMBER
                            OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
 RANGE OF UW DSCRS             LOANS       BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 1.07x - 1.19x                    5       $97,738,038     3.3%   78.4%    1.13x
 1.20x - 1.29x                   82       781,312,629    26.0    76.1%    1.24x
 1.30x - 1.39x                   73       770,742,026    25.7    75.6%    1.34x
 1.40x - 1.49x                   46       346,891,286    11.6    73.8%    1.45x
 1.50x - 1.69x                   44       529,299,466    17.6    74.6%    1.56x
 1.70x - 1.99x                   19       112,369,165     3.7    63.2%    1.76x
 2.00x - 3.42x                   27       361,766,190    12.0    52.9%    2.50x
 79.41x                           1         3,000,000     0.1     1.4%    79.41x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        297    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------
 WA UW DSCR:                   1.59x
--------------------------------------------------------------------------------

(1) Calculated with respect to the respective anticipated repayment date for the
    ARD loans.

--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF REMAINING TERMS    OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
TO MATURITY                    LOANS       BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 54 - 60                         23    $  331,770,294    11.0%   62.0%    2.15x
 61 - 84                         35       651,507,829    21.7    75.5%    1.49x
 85 - 120                       218     1,861,153,605    62.0    72.9%    1.55x
 121 - 239                       21       158,687,071     5.3    71.2%    1.31x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        297    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------
 WA REMAINING TERM:             106
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                               PROPERTY TYPE DISTRIBUTION(1)
---------------------------------------------------------------------------------------------------------------------------
                                                          NUMBER
                                                       OF MORTGAGED        PRINCIPAL         % OF         WA       WA UW
 PROPERTY TYPE                  SUB PROPERTY TYPE       PROPERTIES          BALANCE           IPB         LTC       DSCR
---------------------------------------------------------------------------------------------------------------------------

  RETAIL                    Anchored                          57       $  678,495,167        22.6%       67.7%      1.79x
                            Shadow Anchored                   29          161,380,156         5.4        75.2%      1.37x
                            Unanchored                        31          118,935,588         4.0        70.2%      1.45x
                            Regional Mall                      1           90,000,000         3.0        78.3%      1.50x
                             Subtotal                        118       $1,048,810,911        34.9%       70.1%      1.66x
--------------------------------------------------------------------------------------------------------------------------
  OFFICE                    Suburban                          54       $  770,665,469        25.7%       73.4%      1.42x
                            CBD                               15          270,392,561         9.0        66.7%      1.57x
                             Subtotal                         69       $1,041,058,030        34.7%       71.7%      1.45x
--------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING      Manufactured Housing              69       $   51,228,769         1.7%       74.1%      1.36x
--------------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY               Garden                            67       $  625,517,499        20.8%       77.4%      1.39x
                            Mid/High Rise                      6           13,747,742         0.5        67.4%      1.48x
                            Coop                               1            3,000,000         0.1         1.4%     79.41x
                             Subtotal                         74       $  642,265,241        21.4%       76.9%      1.75x
--------------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                Flex                              13       $  108,616,663         3.6%       70.0%      1.44x
                            Warehouse/Distribution             3           54,240,216         1.8        73.6%      1.50x
                             Subtotal                         16       $  162,856,878         5.4%       71.2%      1.46x
--------------------------------------------------------------------------------------------------------------------------
  SELF STORAGE              Self Storage                      15       $   42,162,733         1.4%       67.6%      1.49x
--------------------------------------------------------------------------------------------------------------------------
  HOTEL                     Limited Service                    2       $    8,086,237         0.3%       68.0%      1.60x
                            Full Serice                        1            6,650,000         0.2        70.4%      1.69x
                             Subtotal                          3       $   14,736,237         0.5%       69.1%      1.64x
--------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE                                     305       $3,003,118,799       100.0%       72.2%      1.59x
--------------------------------------------------------------------------------------------------------------------------


(1)  Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in the prospectus supplement.

(2)  Includes 1 mortgage loan which represents approximately 0.1% of the initial pool balance as of the cut-off date. This mortgage loan is secured by residential cooperative properties and has a cut-off date loan-to-value ratio of 1.4% and a debt service coverage ratio of 79.4x. Excluding this mortgage loan, the pool of mortgage loans has a weighted average cut-off date loan-to-value ratio of 72.2% and a weighted average debt service coverage ratio of 1.51x.
                                    6 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF ORIGINAL           OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
AMORTIZATION TERMS             LOANS       BALANCE       IPB     LTV(7)  DSCR(7)
--------------------------------------------------------------------------------
 162 - 180                        4    $   15,588,143     0.7%   46.1%    1.44x
 181 - 240                       17        65,439,191     2.9    64.0%    1.31x
 241 - 300                       20        79,518,165     3.5    67.0%    1.49x
 301 - 330                        1        12,500,000     0.6    79.1%    1.24x
 331 - 360                      212     2,098,050,276    92.4    74.6%    1.37x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        254    $2,271,095,775   100.0%   73.8%    1.38x
--------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:        353
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
                               NUMBER
                            OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
 RANGE OF CUT-OFF LTVS         LOANS       BALANCE       IPB     LTV(7)  DSCR(7)
--------------------------------------------------------------------------------
 1.4% - 24.9%                     1    $    3,000,000     0.1%    1.4%    79.41x
 25.0% - 49.9%                   15       106,011,984     3.5    46.9%    2.32x
 50.0% - 59.9%                   26       306,825,975    10.2    54.7%    2.37x
 60.0% - 64.9%                   17       137,178,527     4.6    63.1%    1.65x
 65.0% - 69.9%                   49       326,630,401    10.9    68.3%    1.38x
 70.0% - 74.9%                   69       499,137,497    16.6    72.3%    1.39x
 75.0% - 80.0%                  117     1,546,816,690    51.5    78.6%    1.36x
 80.1% - 83.6                     3        77,517,725     2.6    82.2%    1.17x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        297    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:    72.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------
                               NUMBER
                            OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
 AMORTIZED TYPES               LOANS       BALANCE       IPB     LTV(7)  DSCR(7)
--------------------------------------------------------------------------------
 PARTIAL INTEREST-ONLY           71    $1,185,954,800    39.5%   74.7%    1.34x
 BALLOON LOANS(2, 3)            174     1,054,528,256    35.1    73.3%    1.41x
 INTEREST ONLY(4)                43       732,023,024    24.4    67.0%    2.26x
--------------------------------------------------------------------------------
 SUBTOTAL                       288    $2,972,506,080    99.0%   72.2%    1.59x
--------------------------------------------------------------------------------
 FULLY AMORTIZING                 9        30,612,719     1.0    57.9%    1.32x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        297    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CURRENT OCCUPANCY RATES(6)
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF CURRENT            OF MORTGAGED  PRINCIPAL     % OF      WA      WA UW
OCCUPANCY RATES                PROPERTIES  BALANCE       IPB     LTV(7)  DSCR(7)
--------------------------------------------------------------------------------
 59.3 - 70.0                      4    $   97,395,407     3.3%   77.2%    1.35x
 70.1 - 80.0                      9        88,865,108     3.0    75.1%    1.39x
 80.1 - 90.0                     45       837,383,216    18.0    70.8%    1.61x
 90.1 - 95.0                     58       719,940,959    24.1    72.0%    1.59x
 95.1 - 100.0                   186     1,544,797,872    51.7    72.3%    1.61x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        302    $2,988,382,562   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF REMAINING          OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
AMORTIZATION TERMS             LOANS       BALANCE       IPB     LTV(7)  DSCR(7)
--------------------------------------------------------------------------------
 161 - 180                        4    $   15,588,143     0.7%   46.1%    1.44x
 181 - 240                       17        65,439,191     2.9    64.0%    1.31x
 241 - 300                       20        79,518,165     3.5    67.0%    1.49x
 301 - 330                        1        12,500,000     0.6    79.1%    1.24x
 331 - 360                      212     2,098,050,276    92.4    74.6%    1.37x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        254    $2,271,095,775   100.0%   73.8%    1.38x
--------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:       352
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(5)
--------------------------------------------------------------------------------
                               NUMBER
                            OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
RANGE OF MATURITY/ARD LTVS     LOANS       BALANCE       IPB     LTV(7)  DSCR(7)
--------------------------------------------------------------------------------
 1.4% - 29.9%                     6    $   16,691,875     0.6%   30.5%    16.08x
 30.0% - 49.9%                   27       188,239,999     6.3    56.2%    1.86x
 50.0% - 59.9%                   83       631,913,674    21.3    62.7%    1.93x
 60.0% - 69.9%                  127     1,225,181,281    41.2    75.7%    1.35x
 70.0% - 74.9%                   17       434,163,553    14.6    78.4%    1.28x
 75.0% - 80.0%                   27       459,915,698    15.5    78.6%    1.45x
 80.1% - 82.0%                    1        16,400,000     0.6    82.0%    1.35x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        288    $2,972,506,080   100.0%   72.3%    1.59x
--------------------------------------------------------------------------------
 WA LTV RATIO AT
 MATURITY/ARD DATE:            64.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(8)
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF YEARS              OF MORTGAGED  PRINCIPAL     % OF      WA      WA UW
BUILT/RENOVATED              PROPERTIES    BALANCE       IPB     LTV(7)  DSCR(7)
--------------------------------------------------------------------------------
 1962 - 1969                      5    $   26,055,550     0.9%   69.8%    1.59x
 1970 - 1979                     10        72,400,592     2.4    71.8%    1.63x
 1980 - 1989                     50       581,006,014    19.3    75.3%    1.87x
 1990 - 1999                     59       704,750,859    23.5    73.0%    1.42x
 2000 - 2005                    181     1,618,905,785    53.9    70.7%    1.56x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        305    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------
                               NUMBER
                            OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
 PREPAYMENT PROTECTION         LOANS       BALANCE       IPB     LTV(7)  DSCR(7)
--------------------------------------------------------------------------------
 DEFEASANCE                     258    $2,589,752,642    86.2%   73.7%    1.42x
 YIELD MAINTENANCE               39       413,366,158    13.8    62.5%    2.62x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        297    $3,003,118,799   100.0%   72.2%    1.59x
--------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Includes 9 amortizing ARD loans representing 2.1% of the initial pool balance.

(4)  Includes one interest-only ARD loan representing 0.3% of the initial pool balance.

(5)  Excludes the fully amortizing mortgage loans.

(6)  Excludes the hotel properties. Current occupancy rates have been calculated in this table based upon rent rolls made available to the applicable seller by the related borrower as of the dates set forth on Annex A-1 to the prospectus supplement.

(7)  Includes 1 mortgage loan which represents approximately 0.1% of the initial pool balance as of the cut-off date. This mortgage loan is secured by residential cooperative properties and has a cut-off date loan-to-value ratio of 1.4% and a debt service coverage ratio of 79.41x. Excluding this mortgage loan, the pool of mortgage loans has a weighted average cut-off date loan-to-value ratio of 72.2% and a weighted average debt service coverage ratio of 1.51x.

(8)  Ranges of Years Built/Renovated references the earlier of the year built or with respect to renovated properties, the year of the most recent renovation date with respect to each mortgaged property.

                                    7 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF PRINCIPAL          OF MORTGAGE   PRINCIPAL     % OF     WA       WA UW
BALANCES                       LOANS       BALANCE       IPB     LTV      DSCR
--------------------------------------------------------------------------------
 $825,000 - $2,999,999           72    $  140,455,261     5.8%   69.1%    1.47x
 $3,000,000 - $3,999,999         24        83,495,270     3.4    67.4%    1.47x
 $4,000,000 - $4,999,999         16        70,784,872     2.9    65.3%    1.60x
 $5,000,000 - $6,999,999         29       172,187,986     7.1    71.8%    1.48x
 $7,000,000 - $9,999,999         28       232,824,082     9.6    69.5%    1.61x
 $10,000,000 - $14,999,999       24       288,136,911    11.8    72.9%    1.45x
 $15,000,000 - $24,999,999       27       516,433,071    21.2    71.8%    1.53x
 $25,000,000 - $49,999,999        8       267,813,773    11.0    72.4%    1.52x
 $50,000,000 - $125,000,000       8       662,580,529    27.2    71.3%    1.62x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        236    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:                $10,316,575
 AVERAGE BALANCE PER PROPERTY:             $9,978,327
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF MORTGAGE INTEREST  OF MORTGAGE   PRINCIPAL     % OF     WA       WA UW
RATES                          LOANS       BALANCE       IPB     LTV      DSCR
--------------------------------------------------------------------------------
 4.4600% - 4.9999%               16    $  258,639,387    10.6%   54.6%    2.52x
 5.0000% - 5.4999%              100     1,336,055,548    54.9    72.1%    1.46x
 5.5000% - 5.9999%              112       780,558,677    32.1    74.8%    1.39x
 6.0000% - 6.1520%                8        59,458,143     2.4    73.1%    1.22x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        236    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------
 WA INTEREST RATE:           5.3805%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------
                               NUMBER
ORIGINAL TERMS TO           OF MORTGAGE   PRINCIPAL     % OF     WA       WA UW
MATURITY/ARD                   LOANS       BALANCE       IPB     LTV      DSCR
--------------------------------------------------------------------------------
 57 - 60                         15    $  257,330,326    10.6%   58.1%    2.36x
 61 - 84                         20       393,067,131    16.1    73.5%    1.53x
 85 - 120                       183     1,631,800,457    67.0    72.6%    1.44x
 121 - 240                       18       152,513,841     6.3    71.1%    1.31x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        236    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:          240
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GEOGRAPHIC DISTRIBUTION(1)
--------------------------------------------------------------------------------
                             NUMBER OF
                             MORTGAGED    PRINCIPAL     % OF     WA       WA UW
 STATES                     PROPERTIES     BALANCE       IPB     LTV      DSCR
--------------------------------------------------------------------------------
 CALIFORNIA                      22    $  300,413,585    12.3%   64.6%    1.64x
   Southern California           16       225,399,101     9.3    68.5%    1.48x
   Northern California            6        75,014,484     3.1    53.0%    2.13x
 TEXAS                           30       233,015,697     9.6    71.9%    1.55x
 NEW YORK                        10       210,484,979     8.6    75.3%    1.40x
 FLORIDA                         17       158,384,642     6.5    69.3%    1.75x
 MISSOURI                         9       143,527,811     5.9    77.1%    1.40x
 OTHER                          156     1,388,885,041    57.0    71.4%    1.53x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        244    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------
                               NUMBER
                            OF MORTGAGE   PRINCIPAL     % OF     WA       WA UW
 RANGE OF UW DSCRS             LOANS       BALANCE       IPB     LTV      DSCR
--------------------------------------------------------------------------------
 1.07x - 1.19x                    5    $   97,738,038     4.0%   78.4%    1.13x
 1.20x - 1.29x                   61       580,131,041    23.8    75.6%    1.24x
 1.30x - 1.39x                   59       637,092,388    26.2    75.4%    1.34x
 1.40x - 1.49x                   34       266,403,176    10.9    72.7%    1.44x
 1.50x - 1.69x                   34       386,587,499    15.9    73.7%    1.57x
 1.70x - 1.99x                   17       108,493,425     4.5    63.0%    1.76x
 2.00x - 3.42x                   26       358,266,190    14.7    52.8%    2.50x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        236    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------
 WA UW DSCR:                   1.54x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------
                               NUMBER
 RANGE OF REMAINING TERMS   OF MORTGAGE   PRINCIPAL     % OF     WA       WA UW
TO MATURITY/ARD                LOANS       BALANCE       IPB     LTV      DSCR
--------------------------------------------------------------------------------
 56 - 60                         15    $  257,330,326    10.6%   58.1%    2.36x
 61 - 84                         20       393,067,131    16.1    73.5%    1.53x
 85 - 120                       183     1,631,800,457    67.0    72.6%    1.44x
 121 - 239                       18       152,513,841     6.3    71.1%    1.31x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        236    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------
 WA REMAINING TERM:             109
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                            PROPERTY TYPE DISTRIBUTION(1)
--------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF
                                                      MORTGAGED       PRINCIPAL         % OF        WA        WA UW
 PROPERTY TYPE                 SUB PROPERTY TYPE     PROPERTIES        BALANCE          IPB        LTV        DSCR
--------------------------------------------------------------------------------------------------------------------

  RETAIL                   Anchored                        57     $   678,495,167       27.9%      67.7%      1.79x
                           Shadow Anchored                 29         161,380,156        4.9       75.2%      1.37x
                           Unanchored                      31         118,935,588        3.7       70.2%      1.45x
                           Regional Mall                    1          90,000,000        6.6       78.3%      1.50x
                            Subtotal                      118     $ 1,048,810,911       43.1%      70.1%      1.66x
--------------------------------------------------------------------------------------------------------------------
  OFFICE                   Suburban                        54     $   770,665,469       31.7%      73.4%      1.42x
                           CBD                             15         270,392,561       11.1       66.7%      1.57x
                            Subtotal                       69     $ 1,041,058,030       42.8%      71.7%      1.45x
--------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL               Flex                            13     $   108,616,663        4.5%      70.0%      1.44x
                           Warehouse/Distribution           3          54,240,216        2.2       73.6%      1.50x
                            Subtotal                       16     $   162,856,878        6.7%      71.2%      1.46x
--------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY              Garden                          11     $    69,716,621        2.9%      78.8%      1.47x
                           Mid/High Rise                    2           4,141,576        0.2       69.1%      1.50x
                            Subtotal                       13     $    73,858,197        3.0%      78.2%      1.47x
--------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING     Manufactured Housing            10     $    51,228,769        2.1%      74.1%      1.36x
--------------------------------------------------------------------------------------------------------------------
  SELF STORAGE             Self Storage                    15     $    42,162,733        1.7%      69.1%      1.49x
--------------------------------------------------------------------------------------------------------------------
  HOTEL                    Limited Service                  2     $     8,086,237        0.3%      68.0%      1.60x
                           Full Service                     1           6,650,000        0.3       70.4%      1.69x
                            Subtotal                        3     $    14,736,237        0.6%      69.1%      1.64x
--------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE                                  244     $ 2,434,711,755      100.0%      71.1%      1.54x
--------------------------------------------------------------------------------------------------------------------


(1)  Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in the prospectus supplement.

                                    8 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------
                             NUMBER OF
RANGE OF ORIGINAL            MORTGAGE      PRINCIPAL     % OF     WA       WA UW
AMORTIZATION TERMS            LOANS         BALANCE       IPB     LTV      DSCR
--------------------------------------------------------------------------------
 162 - 180                        4    $   15,588,143     0.8%   46.1%    1.44x
 181 - 240                       16        64,123,451     3.3    64.4%    1.30x
 241 - 300                       14        58,360,999     3.0    66.8%    1.51x
 301 - 330                        1        12,500,000     0.6    79.1%    1.24x
 331 - 360                      176     1,796,666,836    92.3    74.1%    1.39x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        211    $1,947,239,429   100.0%   73.3%    1.39x
--------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:        352
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
                             NUMBER OF
                             MORTGAGE     PRINCIPAL     % OF     WA       WA UW
 RANGE OF CUT-OFF DATE LTV    LOANS        BALANCE       IPB     LTV      DSCR
--------------------------------------------------------------------------------
 25.5% - 49.9%                   14    $  104,696,244     4.3%   46.9%    2.33x
 50.0% - 59.9%                   24       296,225,975    12.2    54.7%    2.40x
 60.0% - 64.9%                   17       137,178,527     5.6    63.1%    1.65x
 65.0% - 69.9%                   41       296,969,843    12.2    68.3%    1.39x
 70.0% - 74.9%                   59       445,881,466    18.3    72.5%    1.39x
 75.0% - 80.0%                   80     1,119,321,975    46.0    78.5%    1.35x
 80.1% - 83.6%                    1        34,437,725     1.4    83.6%    1.07x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        236    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:    71.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------
                             NUMBER OF
                             MORTGAGE      PRINCIPAL    % OF     WA       WA UW
 AMORTIZED TYPES               LOANS        BALANCE      IPB     LTV      DSCR
--------------------------------------------------------------------------------
 PARTIAL INTEREST-ONLY           60    $1,028,531,800    42.2%   74.2%    1.37x
 BALLOON LOANS(2, 3)            143       897,856,910    36.9    72.7%    1.43x
 INTEREST ONLY(4)                24       477,710,326    19.6    62.5%    2.15x
--------------------------------------------------------------------------------
 SUBTOTAL                       227    $2,404,099,036    98.7%   71.3%    1.55x
--------------------------------------------------------------------------------
 FULLY AMORTIZING                 9        30,612,719     1.3    57.9%    1.32x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        236    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CURRENT OCCUPANCY RATES(6)
--------------------------------------------------------------------------------
                             NUMBER OF
                             MORTGAGED     PRINCIPAL    % OF     WA       WA UW
 CURRENT OCCUPANCY RATES    PROPERTIES      BALANCE      IPB     LTV      DSCR
--------------------------------------------------------------------------------
 59.3 - 70.0                      4    $   97,395,407     4.0%   77.2%    1.35x
 70.1 - 80.0                      8        74,265,108     3.1    74.1%    1.37x
 80.1 - 90.0                     32       402,143,305    16.6    68.7%    1.69x
 90.1 - 95.0                     34       458,846,290    19.0    68.8%    1.74x
 95.1 - 100.0                   163     1,387,325,407    57.3    72.0%    1.46x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        241    $2,419,975,518   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------
                             NUMBER OF
 RANGE OF REMAINING          MORTGAGE      PRINCIPAL    % OF     WA       WA UW
AMORTIZATION TERMS            LOANS         BALANCE      IPB     LTV      DSCR
--------------------------------------------------------------------------------
 161 - 180                        4    $   15,588,143     0.8%   46.1%    1.44x
 181 - 240                       16        64,123,451     3.3    64.4%    1.30x
 241 - 300                       14        58,360,999     3.0    66.8%    1.51x
 301 - 330                        1        12,500,000     0.6    79.1%    1.24x
 331 - 360                      176     1,796,666,836    92.3    74.1%    1.39x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        211    $1,947,239,429   100.0%   73.3%    1.39x
--------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:       352
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(5)
--------------------------------------------------------------------------------
                             NUMBER OF
                             MORTGAGE      PRINCIPAL    % OF     WA       WA UW
 RANGE OF MATURITY/ARD LTVS    LOANS        BALANCE      IPB     LTV      DSCR
--------------------------------------------------------------------------------
 18.8% - 29.9%                    5    $   13,691,875     0.6%   36.9%    2.20x
 30.0% - 49.9%                   25       179,824,258     7.5    56.3%    1.88x
 50.0% - 59.9%                   70       593,432,512    24.7    62.2%    1.97x
 60.0% - 69.9%                  102     1,030,836,065    42.9    75.3%    1.36x
 70.0% - 74.9%                   15       407,669,325    17.0    78.8%    1.27x
 75.0% - 80.0%                   10       178,645,000     7.4    78.6%    1.49x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        227    $2,404,099,036   100.0%   71.3%    1.55x
--------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY/ARD DATE         63.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(7)
--------------------------------------------------------------------------------
                             NUMBER OF
 RANGE OF YEARS              MORTGAGED     PRINCIPAL    % OF      WA      WA UW
BUILT/RENOVATED              PROPERTIES     BALANCE      IPB      LTV     DSCR
--------------------------------------------------------------------------------
 1962 - 1969                      5    $   26,055,550     1.1%   69.8%    1.59x
 1970 - 1979                      7        54,656,759     2.2    70.7%    1.69x
 1980 - 1989                     34       374,834,742    15.4    74.6%    1.48x
 1990 - 1999                     50       613,832,874    25.2    72.2%    1.44x
 2000 - 2005                    148     1,365,331,831    56.1    69.7%    1.60x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        244    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------
                              NUMBER OF
                              MORTGAGE     PRINCIPAL    % OF      WA      WA UW
 PREPAYMENT PROTECTION          LOANS       BALANCE      IPB      LTV     DSCR
--------------------------------------------------------------------------------
 DEFEASANCE                     205    $2,130,602,392    87.5%   73.0%    1.43x
 YIELD MAINTENANCE               31       304,109,363    12.5    57.9%    2.35x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        236    $2,434,711,755   100.0%   71.1%    1.54x
--------------------------------------------------------------------------------

(1)  Excludes mortgage loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans which pay interest only for a portion of their term.

(3)  Includes 9 amortizing ARD loans representing 2.6% of the initial pool balance.

(4)  Includes one interest-only ARD loan representing 0.3% of the initial pool balance.

(5)  Excludes the fully-amortizing mortgage loans.

(6)  Excludes the hotel properties. Current occupancy rates have been calculated in this table based upon rent rolls made available to the applicable seller by the related borrower as of the dates set forth on Annex A-1 to the prospectus supplement.

(7)  Ranges of Years Built/Renovated references the earlier of the year built or with respect to renovated properties, the year of the most recent renovation date with respect to each mortgaged property.

                                    9 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF PRINCIPAL          OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
BALANCES                       LOANS       BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 $1,049,327 - $2,999,999         16    $   34,743,512     6.1%   73.6%    1.39x
 $3,000,000 - $3,999,999         11        38,438,161     6.8    66.5%    7.49x
 $4,000,000 - $4,999,999          2         9,038,925     1.6    78.3%    1.36x
 $5,000,000 - $6,999,999          4        24,339,791     4.3    77.1%    1.28x
 $7,000,000 - $9,999,999          7        54,470,698     9.6    74.2%    1.44x
 $10,000,000 - $14,999,999       10       128,225,957    22.6    78.0%    1.42x
 $15,000,000 - $24,999,999        5        94,390,000    16.6    76.8%    1.35x
 $25,000,000 - $45,000,000        6       184,760,000    32.5    78.9%    1.36x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------
 AVG BALANCE PER LOAN:         $9,318,148
 AVG BALANCE PER PROPERTY:     $9,318,148
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF MORTGAGE INTEREST  OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
RATES                          LOANS       BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 4.9400% - 4.9999%                1    $    3,500,000     0.6%   59.6%    2.03x
 5.0000% - 5.4999%               36       420,815,743    74.0    76.7%    1.95x
 5.5000% - 5.9999%               21       137,918,072    24.3    77.1%    1.32x
 6.0000% - 6.4999%                2         5,123,902     0.9    73.9%    1.22x
 6.5000% - 6.9200%                1         1,049,327     0.2    70.0%    1.45x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------
 WA INTEREST RATE:           5.3908%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------
                               NUMBER
ORIGINAL TERMS TO           OF MORTGAGE   PRINCIPAL     % OF      WA      WA UW
MATURITY/ARD                   LOANS       BALANCE       IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 60                               8    $   74,439,968    13.1%   75.6%    1.44x
 61 - 120                        50       487,793,847    85.8    76.9%    1.85x
 121 - 180                        3         6,173,229     1.1    73.2%    1.26x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:          96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GEOGRAPHIC DISTRIBUTION(1)
--------------------------------------------------------------------------------
                              NUMBER OF
                              MORTGAGED    PRINCIPAL    % OF      WA      WA UW
 STATES                      PROPERTIES     BALANCE      IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 TEXAS                           18    $  119,126,797    21.0%   77.8%    1.43x
 CALIFORNIA                       3        25,983,213     4.6    78.1%    1.30x
   Southern California            2        19,097,482     3.4    80.4%    1.34x
   Northern California            1         6,885,731     1.2    71.7%    1.21x
 FLORIDA                          5       109,389,274    19.2    77.6%    1.45x
 INDIANA                          3        62,487,927    11.0    79.5%    1.37x
 TENNESSEE                        4        34,468,742     6.1    79.0%    1.29x
 OTHER                           31       242,934,303    42.7    74.7%    2.30x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------
                               NUMBER
                            OF MORTGAGE    PRINCIPAL    % OF      WA      WA UW
 RANGE OF UW DSCRS             LOANS        BALANCE      IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 1.20x - 1.29x                   21    $  201,181,588    35.4%   77.7%    1.24x
 1.30x - 1.39x                   14       133,649,638    23.5    76.5%    1.34x
 1.40x - 1.49x                   12        80,488,110    14.2    77.6%    1.47x
 1.50x - 1.59x                   10       142,711,968    25.1    77.2%    1.54x
 1.70x - 1.99x                    2         3,875,741     0.7    68.1%    1.78x
 2.00x - 2.14x                    1         3,500,000     0.6    59.6%    2.03x
 79.41x                           1         3,000,000     0.5     1.4%   79.41x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------
 WA UW DSCR:                   1.79x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------
                               NUMBER
RANGE OF REMAINING TERMS    OF MORTGAGE    PRINCIPAL    % OF      WA      WA UW
TO MATURITY/ARDS               LOANS        BALANCE      IPB     LTV(2)  DSCR(2)
--------------------------------------------------------------------------------
 54 - 60                          8    $   74,439,968    13.1%   75.6%    1.44x
 61 - 120                        50       487,793,847    85.8    76.9%    1.85x
 121 - 179                        3         6,173,229     1.1    73.2%    1.26x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------
 WA REMAINING TERM:              95
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                           PROPERTY TYPE DISTRIBUTION(1)
-------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                    MORTGAGED      PRINCIPAL        % OF         WA         WA UW
 PROPERTY TYPE                SUB PROPERTY TYPE    PROPERTIES       BALANCE          IPB        LTV(2)     DSCR(2)
-------------------------------------------------------------------------------------------------------------------

  MULTIFAMILY               Garden                56             $555,800,878        97.8%       1.38x       77.3%
                            Mid/High Rise         4                 9,606,166         1.7        1.47x       66.7%
                            Co-op                 1                 3,000,000         0.5       79.41x        1.4%
-------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE                          61             $568,407,044       100.0%       1.79x       76.7%
-------------------------------------------------------------------------------------------------------------------


(1)  Because this table is presented at the Mortgaged Property Loan, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in the prospectus supplement.

(2)  Includes 1 mortgage loan which represents approximately 0.5% of the Group 2 balance as of the cut-off date. This mortgage loan is secured by residential cooperative properties and has a cut-off date loan-to-value ratio of 1.4% and a debt service coverage ratio of 79.4x. Excluding this mortgage loan, the pool of mortgage loans has a weighted average cut-off date loan-to-value ratio of 72.2% and a weighted average debt service coverage ratio of 1.51x.

                                    10 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------
                              NUMBER OF
 RANGE OF ORIGINAL            MORTGAGE    PRINCIPAL     % OF      WA      WA UW
AMORTIZATION TERMS             LOANS       BALANCE       IPB     LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 240 - 240                        1    $    1,315,741     0.4%   44.8%    1.93x
 241 - 300                        6        21,157,166     6.5    67.4%    1.41x
 301 - 360                       36       301,383,440    93.1    77.7%    1.28x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         43    $  323,856,346   100.0%   76.9%    1.29x
--------------------------------------------------------------------------------
 W/A ORIGINAL AMORT TERM:       355
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
                              NUMBER OF
                              MORTGAGE    PRINCIPAL     % OF      WA      WA UW
 RANGE OF CUT-OFF DATE LTVS    LOANS       BALANCE       IPB     LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 1.4% - 24.9%                     1    $    3,000,000     0.5%    1.4%    79.41x
 25.0% - 49.9%                    1         1,315,741     0.2    44.8%    1.93x
 50.0% - 59.9%                    2        10,600,000     1.9    56.8%    1.57x
 65.0% - 69.9%                    8        29,660,558     5.2    68.3%    1.29x
 70.0% - 74.9%                   10        53,256,031     9.4    71.5%    1.37x
 75.0% - 80.0%                   37       427,494,715    75.2    78.6%    1.39x
 80.1% - 82.0%                    2        43,080,000     7.6    81.1%    1.26x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------
 W/A CUT-OFF DATE LTV RATIO:   76.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------
                              NUMBER OF
                              MORTGAGE    PRINCIPAL     % OF      WA      WA UW
 AMORTIZED TYPES               LOANS       BALANCE       IPB     LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 INTEREST ONLY                   18    $  244,550,698    43.0%   76.4%    2.45x
 PARTIAL INTEREST-ONLY           12       167,185,000    29.4    76.7%    1.26x
 BALLOON LOANS2                  31       156,671,346    27.6    77.0%    1.32x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------
                             NUMBER OF
RANGE OF CURRENT             MORTGAGED    PRINCIPAL     % OF      WA      WA UW
OCCUPANCY RATES              PROPERTIES    BALANCE       IPB     LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 77.6 - 80.0                      1    $   14,600,000     2.6%   80.0%    1.53x
 80.1 - 85.0                      3        28,104,228     4.9    72.9%    1.41x
 85.1 - 90.0                     10       107,135,682    18.8    78.4%    1.37x
 90.1 - 95.0                     24       261,094,669    45.9    77.5%    1.33x
 95.1 - 100.0                    23       157,472,465    27.7    74.6%    2.93x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------
 W/A OCCUPANCY RATE:           92.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------
                             NUMBER OF
 RANGE OF REMAINING          MORTGAGE     PRINCIPAL     % OF      WA      WA UW
AMORTIZATION TERMS            LOANS        BALANCE       IPB     LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 237 - 240                        1    $    1,315,741     0.4%   44.8%    1.93x
 241 - 300                        6        21,157,166     6.5    67.4%    1.41x
 301 - 360                       36       301,383,440    93.1    77.7%    1.28x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         43    $  323,856,346   100.0%   76.9%    1.29x
--------------------------------------------------------------------------------
 W/A REMAINING AMORT TERM:      354
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------
                             NUMBER OF
RANGE OF MATURITY/ARD        MORTGAGE     PRINCIPAL     % OF      WA      WA UW
LTVS                          LOANS        BALANCE       IPB     LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 1.4% - 29.9%                     1    $    3,000,000     0.5%    1.4%    79.41x
 30.0% - 49.9%                    2         8,415,741     1.5    53.7%    1.43x
 50.0% - 59.9%                   13        38,481,162     6.8    70.1%    1.40x
 60.0% - 64.9%                   11        46,140,785     8.1    72.5%    1.34x
 65.0% - 74.9%                   16       174,698,659    30.7    78.0%    1.31x
 75.0% - 80.0%                   17       281,270,698    49.5    78.6%    1.43x
 80.1% - 82.0%                    1        16,400,000     2.9    82.0%    1.35x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------
 W/A LTV RATIO AT MATURITY:    71.4%
--------------------------------------------------------------------------------
Excludes fully amortizing loans.

--------------------------------------------------------------------------------
                            YEAR BUILT/RENOVATED(6)
--------------------------------------------------------------------------------
                              NUMBER OF
RANGE OF YEARS                MORTGAGED   PRINCIPAL     % OF      WA      WA UW
BUILT/RENOVATED               PROPERTIES   BALANCE       IPB     LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 1970 - 1979                      3    $   17,743,833     3.1%   75.4%    1.44x
 1980 - 1989                     16       206,171,273    36.3    76.6%    2.59x
 1990 - 1999                      9        90,917,985    16.0    78.5%    1.34x
 2000 - 2005                     33       253,573,954    44.6    76.2%    1.33x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.00%  76.7%    1.79x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------
                             NUMBER OF
                             MORTGAGE     PRINCIPAL     % OF      WA      WA UW
 PREPAYMENT PROTECTION        LOANS        BALANCE       IPB     LTV(5)  DSCR(5)
--------------------------------------------------------------------------------
 DEFEASANCE                      53    $  459,150,250    80.8%   77.0%    1.41x
 YIELD MAINTENANCE                8       109,256,794    19.2    75.4%    3.39x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         61    $  568,407,044   100.0%   76.7%    1.79x
--------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans which pay interest only for a portion of their term.

(3)  Excludes the fully amortizing mortgage loans.

(4)  Excludes the hotel properties. Current occupancy rates have been calculated in this table based upon rent rolls made available to the applicable seller by the related borrower as of the dates set forth on Annex A-1 to the prospectus supplement.

(5)  Includes 1 mortgage loan which represents approximately 0.5% aggregate principal balance of the mortgage loans in loan group 2 as of the cut-off date. This mortgage loan is secured by residential cooperative properties and has a cut-off date loan-to-value ratio of 1.4% and a debt service coverage ratio of 79.41x. Excluding this mortgage loan, the pool of mortgage loans has a weighted average cut-off date loan-to-value ratio of
     72.2% and a weighted average debt service coverage ratio of 1.51x.

(6)  Ranges of Years Built/Renovated references the earlier of the year built or with respect to renovated properties, the year of the most recent renovation date with respect to each mortgaged property.

                                    11 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                           TOP SPONSOR CONCENTRATIONS
--------------------------------------------------------------------------------
INLAND PORTFOLIO
----------------


-------------------------------------------------------------------------------------------------------------------------------
                                                         CUT-OFF DATE                                    CUT-OFF
LOAN                                            LOAN     PRINCIPAL         % OF    SQUARE        UW      DATE      PROPERTY
NO.(1)  LOAN NAME                      STATE    GROUP    BALANCE           IPB     FEET          DSCR    LTV RATIO TYPE
-------------------------------------------------------------------------------------------------------------------------------

  2     Gateway Plaza I & II             UT       1       $ 98,780,516      3.3%     628,626     2.57x    54.0%         Retail
  15    Commons at Temecula              CA       1         29,623,024      1.0      293,276     2.43x    53.9%         Retail
  18    Page Field Commons               FL       1         26,853,024      0.9      264,480     2.51x    52.9%         Retail
  37    Trenton Crossing                 TX       1         19,307,037      0.6      249,635     2.66x    59.9%         Retail
  44    Four Peaks                       AZ       1         17,071,500      0.6      140,571     2.58x    53.9%         Retail
  49    Cypress Trace                    FL       1         16,000,000      0.5      276,211     2.69x    57.3%         Retail
  79    Bison Hollow Shopping Center     MI       1         10,774,225      0.4      134,798     2.51x    54.4%         Retail
  90    John Deere Distribution Center   TN       1          9,762,000      0.3      486,160     2.66x    51.4%     Industrial
  115   High Ridge Crossings             MO       1          7,438,500      0.2       76,857     2.22x    56.4%         Retail
  164   Five Forks Shopping Center       SC       1          4,482,500      0.1       64,173     2.52x    54.0%         Retail
  296   Blockbuster - Simpsonville, SC   SC       1            825,000      0.0        6,000     2.52x    54.0%         Retail
-------------------------------------------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE:                           $240,917,326      8.0%   2,620,787     2.55x    54.5%
-------------------------------------------------------------------------------------------------------------------------------


MILESTONE PORTFOLIO
-------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                              CUT-OFF DATE                                    CUT-OFF
LOAN                                                   LOAN   PRINCIPAL        % OF                UW         DATE       PROPERTY
NO.(1)  LOAN NAME                              STATE   GROUP  BALANCE          IPB        UNITS    DSCR       LTV RATIO  TYPE
------------------------------------------------------------------------------------------------------------------------------------

  10    Bentley Green/Sandpiper -- Milestone   FL       2     $ 45,000,000       1.5%     820      1.57x      75.2%      Multifamily
  20    Stillwater -- Milestone                UT       2       26,400,000       0.9      456      1.50x      80.0%      Multifamily
  56    Central Park Regency -- Milestone      TX       2       14,600,000       0.5      348      1.53x      80.0%      Multifamily
  58    Silverado -- Milestone                 TX       2       14,250,000       0.5      344      1.48x      78.9%      Multifamily
  61    Oak Ramble -- Milestone                FL       2       13,960,000       0.5      256      1.48x      80.0%      Multifamily
  63    St. James Crossing -- Milestone        FL       1       13,760,000       0.5      264      1.51x      80.0%      Multifamily
  64    Bel Shores -- Milestone                FL       2       13,710,000       0.5      250      1.49x      79.9%      Multifamily
  68    Bar Harbor -- Milestone                TX       2       12,640,000       0.4      316      1.46x      75.9%      Multifamily
  74    Richmond Green -- Milestone            TX       2       11,720,000       0.4      224      1.56x      76.6%      Multifamily
  84    Retreat at Eldridge -- Milestone       TX       1       10,400,000       0.3      168      1.48x      79.1%      Multifamily
  85    The Huntley -- Milestone               TX       1       10,280,000       0.3      214      1.52x      80.0%      Multifamily
  96    Canyon Ridge -- Milestone              TX       1        9,200,000       0.3      164      1.49x      80.0%      Multifamily
  101   Brandon Oaks -- Milestone              TX       1        8,480,000       0.3      196      1.48x      80.0%      Multifamily
  105   The Hunt Club -- Milestone             TX       2        8,000,698       0.3      204      1.53x      79.6%      Multifamily
  110   Summers Landing -- Milestone           TX       2        7,600,000       0.3      196      1.50x      79.2%      Multifamily
  117   Meadows of Bedford II -- Milestone     TX       2        7,300,000       0.2      204      1.48x      75.3%      Multifamily
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE:                               $227,300,698       7.6%   4,624      1.51x        78.3%
------------------------------------------------------------------------------------------------------------------------------------


LEXINGTON PORTFOLIO
-------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       CUT-OFF DATE                                         CUT-OFF
LOAN                                        LOAN       PRINCIPAL          % OF     SQUARE        UW         DATE        PROPERTY
NO.(1)  LOAN NAME                  STATE    GROUP      BALANCE            IPB      FEET          DSCR       LTV RATIO   TYPE
------------------------------------------------------------------------------------------------------------------------------------

  5     LXP-Bank of America          CA       1        $ 80,182,200       2.7%     637,503       1.22x      69.7%           Office
  26    LXP-EDS - Des Moines         IA       1          22,761,297       0.8      405,000       1.62x      64.9%       Industrial
  32    LXP-Dana                     MI       1          20,550,000       0.7      112,480       1.62x      70.6%           Office
  36    LXP-DaimlerChrysler          TX       1          19,645,057       0.7      130,290       1.70x      61.0%           Office
  43    LXP-Ingram Micro             TN       1          17,827,200       0.6      701,819       1.48x      73.1%       Industrial
  65    LXP-John Wiley & Sons        IN       1          13,182,150       0.4      141,047       1.76x      61.3%           Office
  66    LXP-PacifiCare               TX       1          13,071,145       0.4      142,500       1.38x      66.0%           Office
  81    LXP-Alstom Power             VA       1          10,608,000       0.4       99,057       1.63x      67.1%           Office
  100   LXP-Travelers Express        CO       1           8,694,200       0.3       68,165       1.62x      72.5%           Office
  122   LXP-Cadence Design Systems   MA       1           7,007,949       0.2      100,000       1.71x      57.0%           Office
  140   LXP-AmeriCredit              FL       1           5,804,410       0.2       85,000       2.89x      45.7%           Office
  192   LXP-Minnesota Mining and     CT       1           3,453,192       0.1       44,400       2.95x      57.6%           Office
         Manufacturing (3M)
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE:                        $222,786,800       7.4%   2,667,261       1.52x      66.9%
------------------------------------------------------------------------------------------------------------------------------------


(1) As represented in Annex A-1 of the prospectus supplement.

                                    12 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                             TOP 15 MORTGAGE LOANS
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 LOAN    LOAN NAME                             LOAN  CUT-OFF DATE  % OF           UNIT OF  LOAN PER    UW  CUT-OFF DATE   PROPERTY
SELLER(1)(LOCATION)                           GROUP    BALANCE     IPB   UNITS    MEASURE    UNIT     DSCR   LTV RATIO      TYPE
------------------------------------------------------------------------------------------------------------------------------------

 JPMCB   CityPlace Corporate Center             1   $125,000,000   4.2%  872,685    SF        $143   1.36x     78.1%        Various
         (Creve Coeur, MO)
 NCCI    Gateway Plaza I & II                   1    $98,780,516   3.3%  628,626    SF        $157   2.57x     54.0%         Retail
         (Salt Lake City, UT)
 AMCC    Hutchinson Metro Center                1    $90,000,000   3.0%  423,915    SF        $212   1.34x     77.5%         Office
         (Bronx, NY)
 JPMCB   Shops at Canal Place                   1    $90,000,000   3.0%  214,443    SF        $420   1.50x     78.3%         Retail
         (New Orleans, LA)
 JPMCB   LXP-Bank of America                    1    $80,182,200   2.7%  637,503    SF        $126   1.22x     69.7%         Office
         (Brea, CA)
------------------------------------------------------------------------------------------------------------------------------------
 EHY     Millennium Place                       1    $70,720,000   2.4%  287,379    SF        $246   1.61x     80.0%         Retail
         (Boston, MA)
 EHY     The Russ Building                      1    $60,000,000   2.0%  510,333    SF        $118   2.25x     49.9%         Office
         (San Francisco, CA)
 LASALLE Stafford Place II                      1    $56,250,000   1.9%  175,058    SF        $321   1.17x     76.5%         Office
         (Arlington, VA)
 JPMCB   Cross Creek Shopping Center            1    $46,000,000   1.5%  363,333    SF        $127   1.20x     80.0%         Retail
         (Memphis, TN)
 EHY     Bentley Green/Sandpiper -- Milestone   2    $45,000,000   1.5%      820   Units   $54,878   1.57x     75.2%    Multifamily
         (Jacksonville, FL)
------------------------------------------------------------------------------------------------------------------------------------
 AMCC    1201 Lloyd Boulevard                   1    $39,100,000   1.3%  226,110    SF        $173   1.30x     70.8%         Office
         (Portland, OR)
 JPMCB   Ashwood-Southfield                     1    $38,600,000   1.3%  334,086    SF        $116   1.40x     72.3%         Office
         (Various)
 EHY     Fort Knox Executive Office Center      1    $34,437,725   1.1%  291,288    SF        $118   1.07x     83.6%         Office
         (Tallahassee, FL)
 JPMCB   Castle Point Apartments                2    $34,000,000   1.1%      740   Units   $45,946   1.21x     80.0%    Multifamily
         (South Bend, IN)
 NCCI    Commons at Temecula                    1    $29,623,024   1.0%  293,276    SF        $101   2.43x     53.9%         Retail
         (Temecula, CA)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         TOP 5 TOTAL/WEIGHTED AVERAGE:              $483,962,716  16.1%                              1.61x     71.7%
         TOP 10 TOTAL/WEIGHTED AVERAGE:             $761,932,716  25.4%                              1.60x     71.8%
         TOP 15 TOTAL/WEIGHTED AVERAGE:             $937,693,465  31.2%                              1.57x     72.0%
------------------------------------------------------------------------------------------------------------------------------------


1 "JPMCB" = JPMorgan Chase Bank, N.A., "EHY" = Eurohypo AG, New York Branch,
"LaSalle" = LaSalle Bank National Association, "NCCI" = Nomura Credit &
Capital, Inc., "AMCC" = Artesia Mortgage Capital Corporation

                                    13 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                           CITYPLACE CORPORATE CENTER
--------------------------------------------------------------------------------

                     [PHOTOS OF CITYPLACE CORPORATE CENTER]

                                    14 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                           CITYPLACE CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $125,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $125,000,000
 % OF POOL BY IPB:                 4.2%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         Cornerstone Opportunity Ventures, LLC
 SPONSOR:                          William J. Koman, Jr.
 ORIGINATION DATE:                 03/25/05
 INTEREST RATE:                    5.280000%
 INTEREST ONLY PERIOD:             25 months
 MATURITY DATE:                    04/01/12
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(55),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                     INITIAL          MONTHLY
                                                      --------         --------
 TAXES:                                               $867,445         $173,489
 INSURANCE:                                            $42,597          $21,298
 CAPEX:                                                     $0          $10,873
 TI/LC:                                                     $0          $83,333
 REQUIRED REPAIRS:                                    $110,273               $0
 OTHER(2):                                            $580,250               $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Portfolio
 TITLE:                            Fee
 PROPERTY TYPE:                    Various
 SQUARE FOOTAGE:                   872,724
 LOCATION:                         Creve Coeur, MO
 YEAR BUILT/RENOVATED:             Various
 OCCUPANCY:                        89.4%
 OCCUPANCY DATE:                   03/18/05
 NUMBER OF TENANTS:                97
 HISTORICAL NOI:
   2002:                           $8,157,607
   2003:                           $9,901,055
   2004:                           $9,842,218
 UW REVENUES:                      $19,647,335
 UW EXPENSES:                      $7,244,321
 UW NOI:                           $12,403,014(1)
 UW NET CASH FLOW:                 $11,308,524
 APPRAISED VALUE:                  $160,000,000
 APPRAISAL DATE:                   03/18/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $143
 CUT-OFF DATE LTV:                 78.1%
 MATURITY DATE LTV:                72.5%
 UW DSCR:                          1.36x
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS
                                                                                                                  LEASE
                                                                  MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                       PARENT COMPANY               S&P/FITCH(3)   FEET       GLA         PSF         YEAR
-------------------------------------------------------------------------------------------------------------------------

 ARCH COAL                        Arch Coal, Inc                 B1/BB/NR     89,823      10.3%      $22.66       2015
 DAUGHERTY SYSTEMS                Daugherty Systems, Inc            NR        40,794       4.7%      $24.52       2013
 LOCKTON COMPANIES OF ST. LOUIS   Lockton Companies Inc, The        NR        31,574       3.6%      $24.74       2012
 MICROSOFT CORPORATION            Microsoft Corporation             NR        29,702       3.4%      $25.00       2007
 CORPORATE OFFICES                Corporate Offices                 NR        27,907       3.2%      $17.43       2010
-------------------------------------------------------------------------------------------------------------------------


(1)  UW NOI increase from 2004 NOI is largely attributable to the backfilling of
     Traveler's 70,000 square foot space in CityPlace I which was vacated during
     2003-2004.

(2)  At closing, lender escrowed $580,250 relating to The Developed Project which is underway. The amount escrowed is equal to the cost of the remaining work yet to be completed, which includes: (i) construction of a road that would parallel Olive Boulevard between Craig Road and City Place
     Drive, (ii) upgrading City Place Drive from Olive Bouevard to the new intersection with the road that would parallel Olive Boulevard between
     Craig Road and City Place Drive, (iii) a portion of the cost of screening the Ameren UE substation with construction of a fifteen-foot wall with limestone cap and wrought iron gates around the Ameren UE substation, (iv)
     new drive north from Olive to Borders parallel road and (v) curb cut on
     Craig Road North of Olive Boulevard.

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    15 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                           CITYPLACE CORPORATE CENTER
--------------------------------------------------------------------------------

THE LOAN. The CityPlace Corporate Center loan is secured by a first mortgage on a fee interest in an 872,724 square foot mixed use
development consisting of five office buildings, a mixed-use building and a retail building located in Creve Coeur, Missouri.

THE BORROWER. The borrower is Cornerstone Opportunity Ventures, LLC, a special purpose entity controlled by The Koman Group. The key principal, William J.
Koman Jr., president of The Koman Group, has over 20 years experience in the construction, development and brokerage fields. Over the last 21 years, The
Koman Group has developed over $300 million of new projects in the St. Louis area. Mr. Koman and The Koman Group began development of CityPlace in 1989.

THE MORTGAGED PROPERTIES. The CityPlace Corporate Center loan is secured by seven commercial buildings located in Creve Coeur, a suburb of St. Louis,
Missouri. The seven assets are part of the CityPlace Corporate Center, a mixed use development located on a 26.6 acre site and consisting of four Class A office buildings (82.4% of NRA), a Class B office building (8.8% of NRA), a mixed use (retail/office) building (5.7% of NRA) and a retail building (3.2% of
NRA). The overall portfolio totals 872,724 square feet and was developed between 1988 and 2002. The collateral also includes 880 surface and 1,903 covered parking spaces. The site sits at the intersection of Olive Boulevard and I-270, just fourteen miles from the St. Louis Central Business District
(CBD). The City Place campus contains a landscaped green area with well-manicured lawns, a three acre lake, jogging/fitness trail, a wooded area and fountain area.

CityPlace I, II, III and IV are respectively, six-, four-, eleven- and four-story Class A office buildings and considered among the premier office buildings in Creve Coeur. In addition to modern atriums/lobbies and manned security desks, amenities in the office buildings include a 144 seat auditorium, 5,389 square foot cafe, fitness center, corporate training center and conference rooms. CityPlace Mixed Use is a two story building with ground floor retail and office space above. Developed in 2001, it has been 100%
occupied since inception. Additionally, CityPlace Retail has been 100% leased since it was developed in 1988. It features retail tenants such as Creve Coeur
Camera and Provisions, a gourmet sandwich and food shop. The Oaks is a four-story, Class B office building constructed and renovated in 2000.
Purchased by The Koman Group in 2001, it provides a Class B alternative for a difference price point tenant.

As of March 2005, the CityPlace Corporate Center is approximately 89.4%
occupied by over 100 tenants, with the largest tenant concentration being Arch
Coal at approximately 10% of NRA. Individual property occupancies range between approximately 75.3% and 100%. The tenant roster is diverse with tenants representing various industries including oil and gas, technology and financial. Corporate tenants that occupy the properties include Arch Coal,
Estee Lauder, HQ Business Center, Microsoft, Nextel, New York Life, Progressive
Insurance, Wells Fargo, Toyota and USPS. The three largest tenants are Arch
Coal, Daugherty Systems and Lockton who collectively occupy approximately 17.9%
of the portfolio's leasable area. Arch Coal (NYSE: ACI), the largest tenant occupying 10% of the NRA, is one of the country's largest coal producers, producing more than 125 million tons of coal a year from its 27 mines in the
Western US and central Appalachia. The company, which relies on its space in the CityPlace I building as its headquarters, reported sales of approximately
$1.9 billion in 2004 and net income of approximately $113.7 million. In May,
2005, Arch Coal extended its lease through June 2015 and will have in-pay rent of $22.93 per square foot.

Proposed expansion at the CityPlace Corporate Center includes the construction of two office buildings, CityPlace V and VI, and two residential/retail buildings. CityPlace V and CityPlace VI will break ground later this year and are expected to come on-line in late 2006. CityPlace V is a 66,000 square foot, three-story medical office building that as of 04/01/05 is approximately 70%
pre-leased and CityPlace VI is a 220,000 square foot 10-story Class A office building of which 140,000 square feet will be occupied by Smurfit-Stone
Container Corporation. The pre-leasing at these two buildings is further indicative of the strength of the subject office market and desirability of the
CityPlace development.
-------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                        PROPERTY SUMMARY

                           YEAR     SQUARE
 PROPERTY NAME            BUILT      FEET     OCCUPANCY                        TOP TENANTS                       APPRAISED VALUE
---------------------------------------------------------------------------------------------------------------------------------

 CITYPLACE I               1989     287,271     88.9%     Arch Coal, Nextel Communications, Inc., Rabo             $ 49,600,000
                                                          AgriFinance

 CITYPLACE II              1999     117,603     75.3%     HQ Business Centers, United States Postal Service,         20,300,000
                                                          Source - Gunther Nash

 CITYPLACE III             2002     211,272     94.2%     Daugherty Systems, Lockton Companies of St. Louis,         42,700,000
                                                          Microsoft Corporation

 CITYPLACE IV              2001     102,944     83.9%     Sanofi-Synthelabo Inc., Progressive Insurance,             17,200,000
                                                          Cornerstone Financial

 THE OAKS                  1984      76,420     96.5%     Corporate Offices, Marketing Horizons, Inc.,                9,600,000
                                                          Accounting Career Consultants

 CITYPLACE MIXED USE       2002      49,457    100.0%     Bonneville International, Cafe Bellagio, Sound Room        13,200,000

 CITYPLACE RETAIL          1988      27,757    100.0%     Creve Coeur Camera, The Roasting House,                     7,400,000
                                                          Metro Imaging, LLC
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            872,724     89.4%                                                              $160,000,000
---------------------------------------------------------------------------------------------------------------------------------

                                    16 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

CITYPLACE CORPORATE CENTER

THE MARKET(1). The Mortgaged Properties are located in Creve Coeur, an affluent suburban St. Louis community just fourteen miles west of the St. Louis CBD and four miles west of the Clayton CBD. As of fourth quarter 2004, there is an estimated population of 161,626 within a five mile radius of the Mortgaged
Property. Within this radius, estimated average household income is estimated to be approximately $90,042. CityPlace is situated on Olive Boulevard, a major commercial and commuting thoroughfare in Creve Coeur, and a half-quarter mile from Interstate 270. Olive Boulevard is one of Creve Coeur's transportation development districts, a special taxing district authorized to undertake certain public improvements meant to drive economic development in the city.
Transportation improvements have already begun with the widening of the I-270
Overpass, with further improvements to include streetscape improvements along
Olive Boulevard and street additions including pedestrian crossings and traffic lights. These improvements are expected to enhance access and visibility to the
Mortgaged Property. According to the report of a third party market data service, the average daily traffic on Olive Boulevard in 1998 was approximately
57,700 vehicles and is projected to be approximately 69,250 in 2018.

As of the fourth quarter 2004, the Mortgaged Property's office submarket had an overall vacancy of approximately 13.2% and an average asking rents of approximately $21.19 per square foot. However, when comparing high quality office buildings to CityPlace I,II,III and IV, the competitive set, which includes 19 buildings, had an average occupancy of approximately 91.0% versus approximately 87.0% at CityPlace. A similar 17 building competitive set revealed office rents ranging from $21.00 to $30.50 per square foot, and an average of approximately $26.12 per square foot.

According to the report of a third party market data service, the St. Louis region has approximately 24,600,00 square feet of retail space as of the fourth quarter 2004 with a vacancy rate of approximately 8.4%. The Mortgaged
Property's submarket reveals an approximately 6.9% vacancy rate and average rents of $17.08 per square foot for retail properties. However, a study of a competitive set of ten retail buildings revealed a vacancy of approximately
4.4% and rental rates ranging between approximately $15.23 and approximately
$21.36 per square foot.

PROPERTY MANAGEMENT. The properties are professionally managed by an affiliate of the borrower, The Koman Group, of which William
J. Koman, Jr. is the president. The Koman Group has managed each of the properties since development in 1989.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the CityPlace appraisal report dated
     03/16/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                  NUMBER                                                       CUMULATIVE    CUMULATIVE
                   OF        SQUARE                               % OF BASE      SQUARE        % OF       CUMULATIVE    CUMULATIVE %
                 LEASES      FEET      % OF GLA     BASE RENT       RENT          FEET          GLA       BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT             N/A     92,426       10.6%           N/A          N/A         92,426       10.6%             N/A         N/A
 MTM & 2005          12     39,889        4.6    $   884,208          5.3%       132,315       15.2%     $   884,208        5.3%
 2006                14    101,657       11.6      2,325,852         13.9        233,972       26.8%     $ 3,210,060       19.2%
 2007                18    100,483       11.5      2,356,488         14.1        334,455       38.3%     $ 5,566,548       33.3%
 2008                18     72,862        8.3      1,620,660          9.7        407,317       46.7%     $ 7,187,208       43.0%
 2009                 7     43,821        5.0        899,616          5.4        451,138       51.7%     $ 8,086,824       48.4%
 2010                11     80,302        9.2      1,342,956          8.0        531,440       60.9%     $ 9,429,780       56.5%
 2011                 9     59,987        6.9      1,299,588          7.8        591,427       67.8%     $10,729,368       64.2%
 2012                 9    132,379       15.2      2,639,388         15.8        723,806       82.9%     $13,368,756       80.1%
 2013                 1     40,794        4.7      1,000,272          6.0        764,600       87.6%     $14,369,028       86.0%
 2014                 1      6,200        0.7        114,636          0.7        770,800       88.3%     $14,483,664       86.7%
 2015                 2    101,924       11.7      2,215,800         13.3        872,724      100.0%     $16,699,464      100.0%
 THEREAFTER           0          0        0.0              0          0.0        872,724      100.0%     $16,699,464      100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:             102    872,724      100.0%   $16,699,464        100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    17 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                           CITYPLACE CORPORATE CENTER
--------------------------------------------------------------------------------

                       [MAP OF CITYPLACE CORPORATE CENTER]

                                    18 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                           CITYPLACE CORPORATE CENTER
--------------------------------------------------------------------------------

                       [MAP OF CITYPLACE CORPORATE CENTER]

                                    19 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              GATEWAY PLAZA I & II
--------------------------------------------------------------------------------

                         [PHOTO OF GATEWAY PLAZA I & II]

                                    20 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              GATEWAY PLAZA I & II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $98,780,516
 CUT-OFF DATE PRINCIPAL BALANCE:   $98,780,516
 % OF POOL BY IPB:                 3.3%
 LOAN SELLER:                      Nomura Credit & Capital, Inc.
 BORROWERS:                        Inland Western Salt Lake City, L.L.C.
                                   and IWR Gateway Central Plant, L.L.C.
 SPONSOR:                          Inland Western Retail Real Estate Trust, Inc.
 ORIGINATION DATE:                 05/18/05
 INTEREST RATE:                    4.790000%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    06/11/10
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(36),YM(20),O(4)
 CROSS-COLLATERALIZATION:          Yes
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 LETTER OF CREDIT(1):              $13,500,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Retail -- Anchored(2)
 SQUARE FOOTAGE:                   628,626
 LOCATION:                         Salt Lake City, UT
 YEAR BUILT:                       2001
 OCCUPANCY:                        92.0%
 OCCUPANCY DATE:                   03/15/05
 NUMBER OF TENANTS:                97
 UW REVENUES:                      $19,835,015
 UW EXPENSES:                      $ 6,955,922
 UW NOI:                           $12,879,093
 UW NET CASH FLOW:                 $12,156,213
 APPRAISED VALUE:                  $183,000,000
 APPRAISAL DATE:                   03/15/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $157
 CUT-OFF DATE LTV:                 54.0%
 MATURITY DATE LTV:                54.0%
 UW DSCR:                          2.57x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                         SIGNIFICANT TENANTS
                                                                                                        LEASE         SALES PSF
                                                        MOODY'S/    SQUARE                BASE RENT   EXPIRATION     FOR THE YEAR
 TENANT NAME         PARENT COMPANY                   S&P/FITCH(3)   FEET     % OF GLA       PSF         YEAR        ENDED 2/28/05
------------------------------------------------------------------------------------------------------------------------------------

 GALYANS SPORTS     Dick's Sporting Goods, Inc.        NR/B+/NR     91,000      14.5%      $ 6.92        2016             $163
 THEATRES           Larry H. Miller Theaters, Inc.        NR        73,997      11.8%      $14.34        2016       $703,907/screen
 BARNES & NOBLE     Barnes & Noble Inc.                   NR        25,873       4.1%      $10.00        2012             $148
 SKY BOX            Sky Box                               NR        18,661       3.0%      $12.86        2012             $138
 VIRGIN MEGASTORE   Virgin Group                          NR        15,299       2.4%      $ 9.80        2017             $189
------------------------------------------------------------------------------------------------------------------------------------


(1)  The letter of credit will be released as the remaining vacant space is leased.

(2)  The Gateway Plaza II Mortgaged Property, which is one of the two cross-collateralized and cross-defaulted loans which comprise the Gateway
     Plaza I & II loan, is secured by a heating and cooling facility that generates revenue from the sale of power.

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    21 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              GATEWAY PLAZA I & II
--------------------------------------------------------------------------------

THE LOAN. The Gateway Plaza I & II loan consists of two cross-collateralized and cross-defaulted loans totalling $98,780,516 (Gateway Plaza I ($90,428,329)
and Gateway Plaza II ($8,352,187), together "Gateway Plaza I & II"). The
Gateway Plaza I & II loan is structured as interest-only, permanent mortgages, with five-year terms, secured by The Gateway Shopping Center, an approximately
628,626 square foot recently constructed retail center and a heating and cooling central utility facility located in Salt Lake City, Utah. The Mortgaged
Property was purchased by Inland Western Retail Real Estate Trust, Inc.
("Inland Western") for a purchase price of approximately $179.1 million including an approximate $34 million earnout to be achieved by Seller. Inland
Western posted an irrevocable letter of credit at loan closing of $13.5 million; thus the Gateway Plaza I & II loan (net of letter of credit)
represents approximately 59% of the estimated initial closing purchase price;
and the full loan amount represents 55% of the projected purchase price assuming full payment of earnout to Seller. At loan closing, Borrower had in excess of $45 million of equity in the transaction, in addition to the $13.5 million irrevocable letter of credit. The loan is shadow rated A-- by S&P and
Baa3 by Moody's.

THE BORROWER. The Borrowing Entities are Inland Western Salt Lake City, L.L.C.
(Gateway Plaza I), and IWR Gateway Central Plant, L.L.C. (Gateway Plaza II)
which are 100% owned by Inland Western, a real estate investment trust that is part of the Inland Real Estate Group of Companies ("Inland"), which is comprised of independent real estate investment and financial companies doing business nationwide. With 35 years experience specializing in investment, commercial real estate brokerage, land development, acquisition and mortgage lending, Inland is one of the nation's largest privately held real estate companies. The group, which owns approximately 700 centers across 41 states, buys its properties through its three REIT's: Inland Real Estate Corporation,
Inland Real Estate Trust, Inc. and Inland Western, as well as a 1031 exchange fund. In 2004, Inland bought approximately 168 centers for just over $4.0 billion. With approximately $10 billion of assets under management and more than 85 million square feet of commercial real estate in various portfolios,
Inland ranks as the 5th largest shopping center owner in the United States. As of December 31, 2004, Inland Western's portfolio included 111 properties located in approximately 28 states and consisting of approximately 87 multi-tenant shopping centers and 24 freestanding single-user net lease properties containing an aggregate of approximately 20,231,000 square feet of gross leasable area of which approximately 97% was leased. As of December 31,
2004, Inland Western had total assets of $3.96 billion; stockholder's equity of
$1.89 billion; and liquidity of approximately $241.2 million.

THE MORTGAGED PROPERTY. The Mortgaged Property is located within The Gateway
District, which is planned to ultimately include some 2.5 plus and minus million square feet of space in a mixed-use urban setting along the west side of 400 West, from North Temple to 200 South. The Boyer Company, one of the
largest developers of commercial real estate in the Intermountain West, is the developer of The Gateway District. To date, the first phase of The Gateway has been constructed, and includes the Mortgaged Property; three multi-story office buildings containing a total of approximately 350,000 square feet; the
Children's Museum and Clark's Planetarium and Imax Theatre, both owned by Salt
Lake County; and a residential component containing approximately 350 apartments and approximately 150 residential condominiums. According to property management, the first portion of Phase II is currently underway and will include an approximately 50,000 square foot building tenanted by Apple
Computers and Ann Taylor. Demographics are favorable, with a 5-mile radius population and average household income of approximately $198,371 and approximately $54,627, respectively. Additionally, the Mortgaged Property's tenancy is such that it attracts consumers from a 15-mile radius and beyond, which has a population in excess of 900,000 and average household income of approximately $67,751. Constructed in 2001, the Mortgaged Property is comprised of an approximately 628,626 square foot retail center currently that is approximately 92.0% leased across approximately 97 tenants. The center is anchored by Dick's Sporting Goods (91,000 sf; 14.5%), MegaPlex 12 at Gateway
Theatres (73,997 sf; 11.8%), and Barnes & Noble (25,873 sf; 4.1%), with other notable retail tenants including Abercrombie & Fitch, American Eagle, Ann
Taylor, Banana Republic, Gap, J Crew, J Jill, and Victoria's Secret to name a few. The Mortgaged Property reports average sales per square foot (excluding
Dick's, Barnes & Noble and Gateway Theatres) of approximately $350 with average occupancy cost of approximately 11.3%. Additionally, same store sales increased approximately 15.9% from the 12-month period ended 2/28/04 to the 12-month period ended 2/28/05. The Mortgaged Property's 12-screen cinema is reporting sales of approximately $703,000 per screen. The Mortgaged Property also includes a heating and cooling central utility facility.

THE MARKET(1). The Mortgaged Property is located in Salt Lake City, within the
Salt Lake City MSA, which is situated in the middle of what is referred to locally as the Wasatch Front, one of the largest metropolitan areas in the
Intermountain West. Salt Lake City is Utah's capital city and is a major city in the Intermountain West between Denver, Colorado and the California coast.
The 2004 population of the Salt Lake City MSA was approximately 1.4 million.
More specifically, the Mortgaged Property is located at 100 South 450 West
Street, which is in the north portion of Salt Lake County on the western periphery of the Salt Lake Downtown CBD. The Mortgage Property sits within close proximity to a number of Salt Lake's main buildings/attractions including the Delta Center, Triad Center, Pioneer Park, Salt Palace Convention Center,
Crossroads Plaza, TRAX light rail system, and the Utah State Capitol. Just prior to the Olympics, the city diverted the railroad and performed a great deal of work to renovate the area. Additional planned development for the west side in the coming years includes a new Intermodal Transportation Hub connecting the Wasatch Front with Salt Lake City, and a state of the art aquarium, which will be the only aquarium in the City. The overall Salt Lake
County area contains a total of approximately 25.7 million square feet, with an average occupancy of 92% and average rent per square foot of $17.04. More specifically, the Mortgaged Property is located in the Northeast submarket, which contains most of Salt Lake City, for a total of approximately 4.0 million square feet of retail supply, with an average occupancy of 90.0% and average rent per square foot of $26.72, as of January 2005.

PROPERTY MANAGEMENT. The Mortgaged Property is managed by Inland Southwest
Management LLC, an affiliate of the Borrower and
Inland.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Gateway Plaza I & II appraisal report dated 03/31/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    22 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              GATEWAY PLAZA I & II
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                 NUMBER                                           % OF      CUMULATIVE    CUMULATIVE
                  OF        SQUARE                                BASE        SQUARE        % OF       CUMULATIVE     CUMULATIVE
                LEASES      FEET      % OF GLA     BASE RENT      RENT         FEET          GLA       BASE RENT      % OF BASE
 YEAR          EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING    RENT EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A       50,510        8.0%         N/A           0.0%      50,510          8.0%            N/A         N/A
 2005 & MTM        3       18,523        2.9        $308,700        3.0       69,033         11.0%       $308,700         3.0%
 2006              6       17,375        2.8         487,796        4.7       86,408         13.7%       $796,496         7.7%
 2007              4       16,265        2.6         117,383        1.1      102,673         16.3%       $913,879         8.8%
 2008              6       23,619        3.8         567,588        5.5      126,292         20.1%     $1,481,467        14.3%
 2009              1        2,175        0.3          43,500        0.4      128,467         20.4%     $1,524,967        14.7%
 2010              3       11,552        1.8         265,954        2.6      140,019         22.3%     $1,790,921        17.3%
 2011             32      131,668       20.9       3,182,685       30.7      271,687         43.2%     $4,973,606        48.0%
 2012             17      111,854       17.8       1,976,257       19.1      383,541         61.0%     $6,949,863        67.1%
 2013              6       10,836        1.7         223,476        2.2      394,377         62.7%     $7,173,339        69.3%
 2014              7       28,690        4.6         517,669        5.0      423,067         67.3%     $7,691,008        74.3%
 2015              8       19,477        3.1         625,341        6.0      442,544         70.4%     $8,316,349        80.3%
 AFTER             4      186,082       29.6       2,037,624       19.7      628,626        100.0%    $10,353,973       100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL            97      628,626      100.0%    $10,353,973      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    23 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              GATEWAY PLAZA I & II
--------------------------------------------------------------------------------

                         [MAP OF GATEWAY PLAZA I & II]

                                    24 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              GATEWAY PLAZA I & II
--------------------------------------------------------------------------------

                         [MAP OF GATEWAY PLAZA I & II]

                                    25 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              SHOPS AT CANAL PLACE
--------------------------------------------------------------------------------

                        [PHOTOS OF SHOPS AT CANAL PLACE]

                                    26 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              SHOPS AT CANAL PLACE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $90,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $90,000,000
 % OF POOL BY IPB:                 3.0%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         The Shops and Garage at Canal Place, L.L.C.
 SPONSORS:                         Darryl D. Berger & Roger H. Ogden
 ORIGINATION DATE:                 05/11/05
 INTEREST RATE:                    5.265000%
 INTEREST ONLY PERIOD:             120 months
 MATURITY DATE:                    06/01/15
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(24),Def(91),O(5)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                  INITIAL          MONTHLY
                                                   -----------------------------
 TAXES:                                            $420,258          $60,037
 INSURANCE                                         $ 39,733          $19,171
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee(1)
 PROPERTY TYPE:                    Retail -- Regional Mall
 SQUARE FOOTAGE:                   214,443
 LOCATION:                         New Orleans, LA
 YEAR BUILT/RENOVATED:             1983
 OCCUPANCY:                        99.9%
 OCCUPANCY DATE:                   04/06/05
 NUMBER OF TENANTS:                43
 HISTORICAL NOI:
  2003:                            $6,009,301
  2004:                            $6,370,059
  TTM AS OF 02/28/2005             $6,583,976
 UW REVENUES:                      $9,922,869
 UW EXPENSES:                      $2,555,506
 UW NOI:                           $7,367,363
 UW NET CASH FLOW:                 $7,209,415
 APPRAISED VALUE:                  $114,900,000
 APPRAISAL DATE:                   04/04/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $420
 CUT-OFF DATE LTV:                 78.3%
 MATURITY DATE LTV:                78.3%
 UW DSCR:                          1.50x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                         SIGNIFICANT TENANTS
                                                                                                         LEASE
                                                               MOODY'S/     SQUARE  % OF   BASE RENT   EXPIRATION      SALES PSF
 TENANT NAME                  PARENT COMPANY                 S&P/FITCH(2)    FEET   GLA       PSF         YEAR         AS OF 2004
------------------------------------------------------------------------------------------------------------------------------------

 SAKS FIFTH AVENUE           Saks Incorporated                B1/B+/B+     106,682  49.7%    $40.00       2009           $535
 WYNDHAM CONFERENCE CENTER   Wyndham International Inc.       NR/B/NR       17,578   8.2%     $0.00        MTM            N/A
 POTTERY BARN                William-Sonoma, Inc.                NR         15,723   7.3%    $16.01       2013            N/A
 LANDMARK THEATRE            Landmark Theatre Corp.              NR          9,814   4.6%     $9.00       2009      $345,943/screen
 BANANA REPUBLIC WOMEN'S     Gap Inc.                      Ba3/BBB-/BBB-     8,800   4.1%    $24.00       2006           $530
------------------------------------------------------------------------------------------------------------------------------------


(1)  The development consists of 4 condominium interests (office, hotel, mall and garage). There is a joint use agreement between the borrower and the owner of the office building and hotel.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    27 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

                              SHOPS AT CANAL PLACE

THE LOAN. The Shops at Canal Place loan is secured by a first mortgage on a fee interest in approximately 269,298 square foot regional mall located in New
Orleans, Louisiana. The collateral consists of approximately 214,443 square feet of the retail shopping center and an approximately 538,000 square-foot parking garage.

THE BORROWER. The borrower is The Shops and Garage at Canal Place L.L.C., a special purpose entity controlled by Darryl Berger and
Roger Ogden.

Mr. Berger is president of Darryl Berger Companies Inc. (DBCI), a diversified real estate investment and development firm based in New Orleans. The company has been responsible for dozens of major real estate projects over the last thirty years. Mr. Ogden is co-founder of Stirling Properties, a New Orleans based diversified development company established in 1975 that has developed and acquired over $350 million of commercial real estate. Stirling Properties has strategically focused on shopping centers throughout the Gulf South.

THE MORTGAGED PROPERTY. Shops at Canal Place is a multi-tenant, enclosed regional shopping mall located in the CBD of New Orleans, Louisiana. The
Mortgaged Property is part of an approximately 2,150,000 square foot, mixed-use
Canal Place Development that includes a 17-story, four-star Wyndham Hotel and a
32 story, approximately 641,415 square foot office building. The collateral includes the development's 7-story, approximately 538,000 square foot parking garage with approximately 1,550 stalls. The garage has consistently generated approximately $4 million of gross revenues since 2001 and is currently being re-striped to accommodate approximately 1,650 cars.

The Mortgaged Property occupies nearly an entire city block in the CBD of New
Orleans, and is adjacent to the Mississippi River and French Quarter, a recognized tourist destination. The Mortgaged Property is within walking distance from several points of interest including the Aquarium of the
Americas, Morial Convention Center, Riverwalk, Louisiana Superdome, Harrah's
Casino, cruise ship terminals and tourist hotels. These tourist locations, along with the limited parking options in the area, contribute to the steady income of the Mortgaged Property's parking garage.

The Mortgaged Property is regarded as the high-end shopping destination in the
Gulf South. The Mortgaged Property is anchored by a 106,682 square foot Saks
Fifth Avenue which generates one of the highest sales per square foot within the chain at approximately $535/sf psf in 2004. The Saks Fifth Avenue has been occupying the Mortgaged Property since 1982 and plans to expand into an additional space of approximately 20,000 square feet in the approximately
46,000 square feet retail expansion project currently being planned at the center. Other major tenants at the Mortgaged Property include Gucci, Coach,
Brooks Brothers, Williams-Sonoma, Ann Taylor and Starbucks. Average sales for tenants at the subject were approximately $663/sf in 2004. The Mortgaged
Property is approximately 99.9% occupied and has been for the last four years.
The mall is improved with polished marble floors, glass encased elevators, and a landscaped five-story glass rooftop atrium. The glass elevators also service the garage and Wyndham Hotel lobby.

THE MARKET(1). The Mortgaged Property is located in the CBD of New Orleans, where Canal Street meets the Mississippi River, adjacent to the French Quarter.
The Mortgaged Property is bounded by Canal Street, a major arterial street within the CBD and North Peters Street, the arterial of Vieux Curre. The shopping center has approximately 484 feet of frontage along Canal Street and approximately 330 feet along North Peters Street. The street level entrance at the corner of North Peters and Iberville Streets abuts the French Quarter and benefits from significant pedestrian traffic. The Mortgaged Property is accessed by two major freeways, Interstate 10, located one mile to the northwest, and
Pontchartrain Expressway (US 90), located one mile south. The major thoroughfares of the French Quarter, Bourbon, Royal and Chartres streets, are located two to three blocks northwest of the property.

The Mortgaged Property is located directly across the street from the approximately 115,000 square foot Harrah's Casino, which is currently constructing an approximately 450 room casino hotel two blocks from the
Mortgaged Property. The Mortgaged Property is also located five blocks from the approximately 1.1 million square foot Ernest N. Morial Convention Center, the seventh largest convention center in the United States, and is within walking distance of New Orleans' approximately 25,000 hotel rooms, including four- and five-star product. Other significant demand generators in the area include the
Louisiana Superdome, amusement parks, restaurants, jazz bands, an aquarium and the annual Mardi Gras festival. These destinations help bring millions of visitors into the city every year. In 2004, there were an estimated 10.1 million visitors to New Orleans generating approximately $4.9 billion of sales.

As of 2004, the population within a 1-, 3- and 5-mile radius of the Mortgaged
Property is approximately 13,872, 213,865 and 430,793 persons, respectively.
Average household income within the same radii is approximately $42,013,
$31,695 and $40,316, respectively. According to the appraisal, the vacancy rate for a competitive set of retail centers in the area is estimated to be 8.0%.
Although there are no directly comparable properties to Shops at Canal Place, two other enclosed malls in the New Orleans CBD offer the subject direct competition. The closest of these two malls and most competitive to the
Mortgaged Property is New Orleans Centre, located on Poydras Street. In-line rents at New Orleans Centre range from $20 to $50/sf while kiosk rents range from $125 to $200/sf. The New Orleans Centre, however, is considered inferior with regard to location, tenancy, and quality of construction.

PROPERTY MANAGEMENT. The Mortgaged Property is managed by Madison Marquette
Realty Services L.P. which is a fully integrated real estate company that owns, manages and invests in retail properties. The company currently owns and/or manages approximately 25 million square feet of retail properties including regional malls, lifestyle centers, community and neighborhood centers, urban retail and mixed-use properties. The company's investment portfolio is valued at over $1 billion.

The garage is managed by Central Parking System of Louisiana, Inc. (NYSE: CPC),
which is the world's largest parking services provider.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Shops at Canal Place appraisal report dated 04/19/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    28 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              SHOPS AT CANAL PLACE
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE
                  OF        SQUARE                            % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT                       187        0.1%          N/A       N/A             187         0.1%           N/A          N/A
 2005 & MTM       9        29,920       14.0     $  153,204        4.7%       30,107        14.0%     $  153,204          4.7%
 2006             7        26,019       12.1        713,555       22.1        56,126        26.2%     $  866,759         26.8%
 2007             3         3,383        1.6        155,328        4.8        59,509        27.8%     $1,022,087         31.6%
 2008             5         4,662        2.2        165,445        5.1        64,171        29.9%     $1,187,532         36.7%
 2009            13       125,834       58.7      1,417,947       43.8       190,005        88.6%     $2,605,479         80.5%
 2010             0             0        0.0              0        0.0       190,005        88.6%     $2,605,479         80.5%
 2011             2         1,413        0.7         37,768        1.2       191,418        89.3%     $2,643,247         81.7%
 2012             2         2,459        1.1         79,925        2.5       193,877        90.4%     $2,723,172         84.2%
 2013             3        18,118        8.4        362,636       11.2       211,995        98.9%     $3,085,809         95.4%
 2014             1         2,448        1.1        149,695        4.6       214,443       100.0%     $3,235,504        100.0%
 2015             0             0        0.0              0        0.0       214,443       100.0%     $3,235,504        100.0%
 THEREAFTER       0             0        0.0              0        0.0       214,443       100.0%     $3,235,504        100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL:          46       214,443      100.0%    $3,235,504      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    29 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              SHOPS AT CANAL PLACE
--------------------------------------------------------------------------------

                         [MAP OF SHOPS AT CANAL PLACE]

                                    30 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              SHOPS AT CANAL PLACE
--------------------------------------------------------------------------------

                          [MAP OF SHOPS AT CANAL PLACE]

                                    31 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                            HUTCHINSON METRO CENTER
--------------------------------------------------------------------------------

                       [PHOTOS OF HUTCHINSON METRO CENTER]

                                    32 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                            HUTCHINSON METRO CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $90,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $90,000,000
 % OF POOL BY IPB:                 3.0%
 LOAN SELLER:                      Artesia Mortgage Capital Corp.
 BORROWER:                         Hutch Metro Center I LLC
 SPONSOR:                          Joseph Simone
 ORIGINATION DATE:                 04/27/05
 INTEREST RATE:                    5.830000%
 INTEREST ONLY PERIOD:             24 months
 MATURITY DATE:                    05/11/15
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(35),Def(77),O(7)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Springing
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                 INITIAL           MONTHLY
--------------------------------------------------------------------------------
 TAXES:                                                   $0          $24,013
 INSURANCE:                                          $33,661           $8,211
 CAPEX:                                                   $0           $6,359
 TI/LC:                                           $5,500,000(1)            $0(2)
 EARNOUT:                                        $23,000,000(3)            $0
 OTHER:                                           $1,500,000(4)            $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Office -- Suburban
 SQUARE FOOTAGE:                   423,915
 LOCATION:                         Bronx, NY
 YEAR BUILT/RENOVATED:             1976 / 2005
 OCCUPANCY:                        59.3%(5)
 OCCUPANCY DATE:                   04/08/05
 NUMBER OF TENANTS:                20(6)
 HISTORICAL NOI:
   2002:                           N/A
   2003:                           N/A
   2004:                           N/A
 UW REVENUES:                      $9,923,718
 UW EXPENSES:                      $3,181,750
 UW NOI:                           $6,741,969
 UW NET CASH FLOW:                 $6,346,113
 APPRAISED VALUE:                  $116,100,000(7)
 APPRAISAL DATE:                   03/01/07(7)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $212
 CUT-OFF DATE LTV:                 77.5%
 MATURITY DATE LTV:                68.4%
 UW DSCR:                          1.34x(8)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
                                                                                                            LEASE
                                                          MOODY'S/     SQUARE        % OF     BASE RENT   EXPIRATION
 TENANT NAME                         PARENT COMPANY      S&P/FITCH(9)   FEET          GLA        PSF         YEAR
---------------------------------------------------------------------------------------------------------------------

 MERCY COLLEGE                       N/A                   NR/NR/NR    125,522       29.6%     $ 23.75       2024
 NEW YORK CITY HOUSING AUTHORITY(10) N/A                   NR/A/A+      62,977       14.9%     $ 26.00       2027
 VISITING NURSE SERVICE OF NY        N/A                   NR/NR/NR     53,100       12.5%     $ 27.10       2015
 UNITED STATES OF AMERICA (IRS)      N/A                 Aaa/AAA/AAA    22,270        5.3%     $ 36.79       2014
---------------------------------------------------------------------------------------------------------------------


(1)  Funds approximate 115% of the rent not yet commenced for existing tenants, remaining TI's for such tenants, with the balance to be applied toward leasing commissions.

(2)  There are four springing monthly reserves for the following: a) funds equivalent to $2/sf/year if at any time 20% of all leases in place expire before the term of the loan capped at $10/sf.; b) monthly deposits of
     $55,556, caped at $222,700, will be swept if the Lender receives notice that the IRS has exercised any of its termination options; c) monthly deposits of $55,556 if Mercy College defaults on rent payments for 60 days;
     and d) $55,556 if Mercy College notifies Borrower it has violated
     Borrower's restrictive covenant prohibiting leasing to other tenants which offer various associate, bachelors and master degrees. The combined balance cap for the 2 Mercy College reserves is $1,000,000.

(3)  Funds to be held for achievement of minimum performance criteria for occupancy and income tests in order to support a minimum underwritten DSCR of 1.25x.

(4)  Funds to be held until Endoscopy Associates obtains a certificate of need and cancellation right between six and eight months from lease commencement date has been extinguished.

(5)  Occupancy based on signed leases including 6 tenants not yet in occupancy is 79.3%

(6)  Includes tenants with signed leases but not yet in occupancy.

(7)  Appraisal values were determined using the stabilized value as of 03/01/07.

(8)  For purposes of determining the debt service coverage ratio, such ratio was adjusted by taking into account amounts available under the $23,000,000 earnout reserve.

(9)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease, except in the case of the New York City Housing Authority, where its financial ratings refer to its municipal bonds and in the case of the IRS, where its financial ratings are those of the United States of America.

(10) The New York City Housing Authority has a signed lease but occupancy will not commence until 11/01/05.

                                    33 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2
                            HUTCHINSON METRO CENTER

THE LOAN. The Hutchinson Metro Center loan is secured by a first mortgage interest in approximately 423,915 square feet of suburban
office space located in the Bronx, New York.

THE BORROWER. The borrower is Hutch Metro Center I LLC, a newly formed special purpose entity with an independent director sponsored by Jospeh Simone. Mr.
Simone is the President of Simone Development Company and has been in business for over 30 years. Mr. Simone oversees companies with a combined portfolio of over 100 properties and over four million square feet of office, retail and industrial space. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hutchinson Metro Center Loan.
The members of the borrower are Hutch Realty Partners, LLC (HRP), with a 99%
membership interest, and Hutch Metro Center I LLC (Manager), a newly formed entity and the managing member of the Borrower, with the remaining 1%
membership interest. The sole member of the manager is HRP. The members of HRP are Whitestone Capital Partners, LLC, with a 50.1% membership interest, and
Waters Place Development, LLC, with a 49.9% membership interest. The sole member of Whitestone Capital Partners, LLC is Joseph Simone with a 100%
membership interest. The members of Waters Place Development, LLC are Deglomini
Hutch Development, LLC, Contillo Hutch Development LLC, and Martello Hutch,
LLC, each with a 1/3 membership interest. Michael Contillo and Joseph Deglomini are principals of Contillo Hutch Development LLC and Deglomini Hutch
Development LLC.

THE MORTGAGED PROPERTY(1).The Mortgaged Property is an approximately 423,915 square foot office building situated on approximately 9.1 acres just east of
Eastchester Road and west of the Hutchinson River Parkway in the Westchester
Heights section of the Bronx, New York. Westchester Heights is located in the northeastern section of The Bronx just south of Pelham Parkway. Westchester
Heights is a diverse community that is developed with a variety of housing units, commercial and retail facilities as well as a number of hospital and institutional health service users including The Bronx Municipal Hospital,
Calvery Hospital, Albert Einstein Medical Center, Montefiore Medical Center and
the Bronx Psychiatric Center. The Mortgaged Property was constructed in 1976, with renovations beginning in 2002 and completed in 2005. In 2002 the Mortgaged
Property was converted from the former Psychiatric Center Youth Treatment
Facility to a large multi-tenant office building. The exterior facade was demolished and replaced with a new open appearance and floors were restructured for current loads. Other improvements include a new roof, landscaping, mechanical systems, new plumbing and electrical systems, new elevators, additional stairs, and new lobbies. The building, which is steel and concrete construction with newly installed lucabon panel and plate glass curtain exterior walls, offers flexible floor plans that can accommodate requirements for both large and small space users. The Mortgaged Property has a wide range of tenant amenities including high-speed internet and telecommunications systems, a teleconferencing center, an on-site cafeteria and fitness center,
24-hour security, an on-site generator to insure uninterrupted power service, convenience retail shops for tenants and a free shuttle bus to public transportation. The shuttle bus and cafe are costs incurred by the landlord in order to meet certain lease requirements associated with the New York City
Housing Authority and Visiting Nurse Service leases. The largest tenant is
Mercy College, occupying approximately 125,522 square feet, or approximately
29.6% of the net rentable area. Mercy College opened in 1950 and offers four year degrees in business and accounting, education, literature language and communications, mathematics and computer information systems, and social and behavioral sciences. They maintain their main campus in Westchester County and have several other campuses throughout the New York metropolitan area. Mercy
College has an enrollment of approximately 10,000 students. Two tenants, New
York City Housing Authority and the United States of America (IRS), are
investment grade tenants. New York City Housing Authority's municipal bonds are rated "A" and "A+" by S&P and Fitch, respectively and the United States of
America is rated "Aaa" by Moody's and "AAA" by both S&P and Fitch.

THE MARKET(1). The Bronx Class A/B office submarket is approximately 1,003,000 square feet including the Mortgaged Property. There are no major market studies that follow the Bronx market specifically, but an appraiser's survey of the area, including four Class A competitive buildings and conversations with brokers and owners, indicates demand for Class A office is strong. The four
Class A buildings surveyed have an average occupancy of 94%. Large blocks of good quality office space are rare in the Bronx and local managers indicate the better quality buildings have an overall vacancy rate of 5%. Part of the demand in this area is driven by rents in Manhattan with office vacancy less than 9%.
Contiguous office spaces consisting of 125,000 square feet or greater has fallen from approximately 28 spaces at the end of 2003 to approximately 22 spaces at the end of 2004.

The Bronx represents a growing opportunity for real estate development due to its proximity to Manhattan and surrounding suburbs. Other recent developments include the redevelopment of Alexander's building at Fordham Road and Grand concourse. This development is a 350,000 square foot mixed used facility consisting of ground floor retail with offices on the upper floors for tenants such as the city's child welfare agency, an HMO and City University of New
York. Efforts are also underway to develop the Bronx Center, a  3/4 square mile area in the southwestern part of the Bronx for the primary use as a residential community although future plans envision a governmental, cultural, institutional and commercial center of the area. Approximately $2 billion in public and private monies has been committed to the project.

PROPERTY MANAGEMENT. HRP is the property manager for the Hutchinson Metro
Center Loan. HRP is the leasing and/or managing agent for more than 90 properties and has a 99% membership interest in the Borrower. The sponsor,
Joseph Simone, is the sole member of Whitestone Capital LLC, which has a 50.1%
membership interest in HRP. Simone Development is a full service privately-held real estate investment company specializing in the acquisition, development, and management of high-quality office buildings, industrial warehouses and retail community centers in the Tri-State area.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Hutchinson Metro Center Loan appraisal report dated 03/07/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    34 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                            HUTCHINSON METRO CENTER
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
                NUMBER                                                     CUMULATIVE
                  OF       SQUARE                              % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A      172,635       40.7%           N/A        N/A        172,635    40.7%               N/A          N/A
 2005 & MTM       0             0        0.0             $0        0.0%       172,635    40.7%                $0          0.0%
 2006             0             0        0.0              0        0.0        172,635    40.7%                $0          0.0%
 2007             0             0        0.0              0        0.0        172,635    40.7%                $0          0.0%
 2008             0             0        0.0              0        0.0        172,635    40.7%                $0          0.0%
 2009             1         2,500        0.6         79,375        1.2        175,135    41.3%           $79,375          1.2%
 2010             0             0        0.0              0        0.0        175,135    41.3%           $79,375          1.2%
 2011             0             0        0.0              0        0.0        175,135    41.3%           $79,375          1.2%
 2012             1         3,000        0.7         95,250        1.4        178,135    42.0%          $174,625          2.6%
 2013             0             0        0.0              0        0.0        178,135    42.0%          $174,625          2.6%
 2014             4        27,762        6.5        992,168       14.6        205,897    48.6%        $1,166,793         17.1%
 2015             2        55,100       13.0      1,506,672       22.1        260,997    61.6%        $2,673,465         39.2%
 AFTER           14       162,918       38.4      4,142,045       60.8        423,915  100.00%        $6,815,510       100.00%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL           22       423,915      100.0%    $6,815,510      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    35 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                            HUTCHINSON METRO CENTER
--------------------------------------------------------------------------------

                        [MAP OF HUTCHINSON METRO CENTER]

                                    36 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                            HUTCHINSON METRO CENTER
--------------------------------------------------------------------------------

                        [MAP OF HUTCHINSON METRO CENTER]

                                    37 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              LXP-BANK OF AMERICA
--------------------------------------------------------------------------------

                        [PHOTOS OF LXP-BANK OF AMERICA]

                                    38 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              LXP-BANK OF AMERICA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $80,182,200
 CUT-OFF DATE PRINCIPAL BALANCE:   $80,182,200
 % OF POOL BY IPB:                 2.7%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         Acquiport Brea L.P.
 SPONSOR:                          Lexington Acquiport Company II, LLC
 ORIGINATION DATE:                 04/13/05
 INTEREST RATE:                    5.330000%
 INTEREST ONLY PERIOD:             24 months
 MATURITY DATE:                    05/01/13
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(68),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                               INITIAL          MONTHLY
                                            ------------------------------------
 TAXES:                                                   $0      Springing(1)
 INSURANCE:                                               $0      Springing(1)
 REQUIRED REPAIRS:                                   $19,531             $0
 TI/LC:                                                   $0      Springing(2)
 OTHER/GUARANTY:                                 $3,350,6282              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Office -- Suburban
 SQUARE FOOTAGE:                   637,503
 LOCATION:                         Brea, CA
 YEAR BUILT:                       1981
 OCCUPANCY:                        100.0%
 OCCUPANCY DATE:                   12/28/04
 NUMBER OF TENANTS:                1
 HISTORICAL NOI:
  2003:                            N/A
  2004:                            $7,473,627
 UW REVENUES:                      $7,247,670
 UW EXPENSES:                      $217,430
 UW NOI:                           $7,030,240
 UW NET CASH FLOW:                 $6,520,237
 APPRAISED VALUE:                  $115,000,000
 APPRAISAL DATE:                   01/17/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $126
 CUT-OFF DATE LTV:                 69.7%
 MATURITY DATE LTV:                63.4%
 UW DSCR:                          1.22x
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS
                                                                                                               LEASE
                                                      MOODY'S/      SQUARE       % OF        BASE RENT       EXPIRATION
 TENANT NAME         PARENT COMPANY                 S&P/FITCH(3)     FEET         GLA           PSF             YEAR
------------------------------------------------------------------------------------------------------------------------

 BANK OF AMERICA     Bank of America Corporation     Aa2/A/A        637,503     100.0%        $ 11.88           2009(4)
------------------------------------------------------------------------------------------------------------------------


(1)  Monthly escrows for Taxes and Insurance will be required upon the occurrence of an event of default. Monthly collections for Taxes and
     Insurance will equal at minimum 1/12th the amount the lender estimates will be payable during the ensuing twelve months.

(2)  Lender requires accumulation of reserves equal to 1 year's debt service of
     $5,360,992 by June 2009 either by (i) 32 monthly $167,531 TILC deposits commencing November 2006, or (ii) as long as the debt-to-equity ratio does not exceed 60% and net worth is greater than $600,000,000 with the posting of a guaranty of $3,350,628, plus 12 monthly cash deposits of $167,531.
     Upon the occurrence of a cash flow sweep event under the related mortgage loan documents, all remaining cash will be deposited into the leasing reserve account.

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(4)  The Landlord has an option to extend the term of the Lease for three years commencing 06/30/09, with notice to Tenant no later than 06/30/07.

                                    39 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              LXP-BANK OF AMERICA
--------------------------------------------------------------------------------
THE LOAN. The LXP-Bank of America loan is secured by a first mortgage on a fee interest in an approximately 637,503 square foot,
single-tenant office building located in Brea, California.

THE BORROWER. The borrower is Acquiport Brea, L.P., a special purpose entity that is controlled by Lexington Corporate Properties Trust ("Lexington") (NYSE:
LXP), a real estate investment trust that owns and manages a geographically diverse portfolio of office, industrial and retail properties net leased to corporate tenants. Lexington and its predecessor companies have invested in single-tenant net lease properties since 1973. The Company, which formed through merger in 1997, owns more than 100 commercial properties in approximately 35 states throughout the United States and Canada with more than
20 million square feet of rentable space.

Lexington acquired the Bank of America property as part of a larger acquisition of 33 properties from Wells REIT, totaling approximately 6.4 million square feet, consisting of mostly single-tenant office buildings and some industrial properties leased to credit and nationally recognized tenants. As of September
30, 2004, Lexington's total assets under management exceeded $1.5 billion.

THE MORTGAGED PROPERTY. LXP-Bank of America is an approximately 637,503 square foot Class B office complex located in the city of Brea, California, approximately 30 miles southeast of Los Angeles. The Mortgaged Property consists of two three-story steel and concrete buildings located on approximately 31.6 acres of land. The buildings were constructed in 1981 as a cohesive center connected by an approximately 12,400 square foot atrium which contains the entry lobby and provides access from the north and south, surrounded by ample surface parking area (approximately 2,200 spaces, or approximately 3.45 spaces per 1,000 square feet). The Mortgaged Property offers employees a cafeteria, a physical fitness center and common area equipped with music and video screens, in a high security environment.

The property is 100% leased to Bank of America Corporation (NYSE: BAC), which uses the location for operations and call center facilities. As of December 28,
2004, the property housed approximately 1,400 employees and is capable of housing approximately 2,500 employees. Bank of America has been at the property since 1997 and currently pays rent of approximately $11.88/sf. While their lease expires in June, 2009, there is a landlord extension option in place through June, 2012 and a rent bump in August, 2007 to $13.66/sf. In addition, the lender requires accumulation of reserve equal to one year's debt service of approximately $5,361,005 by June 2009. Bank of America operates through its banking and non-banking subsidiaries as a provider of financial services and products throughout the United States and in selected international markets.
Bank of America manages its operations through four business segments: Consumer and Commercial Banking, Asset Management, Global Corporate and Investment
Banking and Equity Investments. Bank of America is rated AA-- by S&P.

THE MARKET(1). The LXP-Bank of America Mortgaged Property is located  1/2 mile north of Imperial Highway in Brea, North Orange County, California. Brea is
approximately 30 miles southeast of Los Angeles, and is within commuting distance of Orange, Los Angeles and Riverside Counties via the Interstate
Freeway System. The 91 (Riverside) Freeway, which is approximately five miles south of the subject, provides access to Los Angeles and the Los Angeles
International Airport to the west and Riverside to the east. The 57 (Orange)
Freeway, which is one block west of the property, Los Angeles and San
Bernardino Counties. Rail service into Brea is provided by Southern Pacific,
Union Pacific and Amtrak, and Orange County Transit District supplies local and inter-urban bus service. Additionally, there are three county airports located within a radius of 25 miles.

Office vacancy in Orange County is currently at approximately 7.0%, with office vacancy in Brea at approximately 6.1%. Orange County contains about 8.1% of
California's population, with a January 2004 estimate of nearly 3 million people. Among the fastest growing markets in the nation and with population expected to grow 1.2% annually, Orange County firms can select from an extensive pool of labor. The diversified economic base, desirable living environment, mild climate and quality public schools makes Orange County a dynamic population and employment center. Additionally, there is little vacant land in Orange County available for future development, especially along the size of the Mortgaged Property.

PROPERTY MANAGEMENT. The LXP-Bank of America property is self-managed by Bank of
America. Bank of America has contracted with Jones Lang LaSalle Bank National
Association for property management.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the LXP-Bank of America appraisal report dated 02/01/05. The appraisal relies upon many assumptions and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    40 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              LXP-BANK OF AMERICA
--------------------------------------------------------------------------------

                          [MAP OF LXP-BANK OF AMERICA]

                                    41 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                MILLENNIUM PLACE
--------------------------------------------------------------------------------

                          [PHOTOS OF MILLENNIUM PLACE]

                                    42 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                MILLENNIUM PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $70,720,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $70,720,000
 % OF POOL BY IPB:                 2.4%
 LOAN SELLER:                      Eurohypo AG, New York Branch
 BORROWER:                         New Commonwealth Commercial Holding Co LLC
 SPONSOR:                          Millennium Partners, LLC
 ORIGINATION DATE:                 05/06/05
 INTEREST RATE:                    5.550000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    06/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                    INITIAL       MONTHLY
                                                     ---------------------------
 TAXES:                                               $234,016      $117,008
 INSURANCE:                                            $12,190        $1,454
 CAPEX:                                                 $5,987        $5,987
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Retail -- Anchored
 SQUARE FOOTAGE:                   287,379
 LOCATION:                         Boston, MA
 YEAR BUILT:                       2001
 OCCUPANCY:                        87.1%(1)
 OCCUPANCY DATE:                   05/05/05
 NUMBER OF TENANTS:                4
 HISTORICAL NOI:
   2002:                           N/A
   2003:                           $6,406,171
   2004:                           $8,560,532
 UW REVENUES:                      $10,965,599
 UW EXPENSES:                      $2,918,510
 UW NOI:                           $8,047,089
 UW NET CASH FLOW:                 $7,802,837
 APPRAISED VALUE:                  $88,400,000
 APPRAISAL DATE:                   03/09/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $246
 CUT-OFF DATE LTV:                 80.0%
 MATURITY DATE LTV:                66.9%
 UW DSCR:                          1.61x
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
                                                                                                           SALES
                                                                                          LEASE             PSF
                                          MOODY'S/    SQUARE                BASE RENT   EXPIRATION         AS OF
 TENANT NAME           PARENT COMPANY      S&P(2)      FEET     % OF GLA       PSF         YEAR            07/04
----------------------------------------------------------------------------------------------------------------------

 LOEWS THEATRE         N/A                  NR        136,011     47.3%       $27.64       2021        $717,532/screen
 THE SPORTS CLUB/LA    N/A                Caa3/NR      95,496     33.2%       $28.80       2021             N/A
----------------------------------------------------------------------------------------------------------------------


(1)  Excludes parking garage.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    43 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                MILLENNIUM PLACE
--------------------------------------------------------------------------------

THE LOAN. The Millennium Place loan is secured by a first mortgage interest in approximately 287,379 square feet of mixed-use
commercial space (sports club, theatre, retail and parking garage) located in
Boston, Massachusetts.

THE BORROWER. The borrower is New Commonwealth Commercial Holding Co LLC, a newly formed special purpose entity sponsored by Millennium Partners LLC.
Millennium Partners, founded in 1990, is a developer of mixed-use urban residential and entertainment complexes in the U.S., with a portfolio valued in excess of $4 billion. Millennium Partners has a geographically diverse portfolio located in the major U.S. cities of New York, Washington, D.C.,
Boston, San Francisco, and Miami. Projects include residential condominium units, a luxury, 5-star full-service hotel, and retail complexes.

THE MORTGAGED PROPERTY. Completed in 2001, Millennium Place is a mixed-use,
Boston center city development comprised of two multi-story towers. The commercial condominiums that comprise the Mortgaged Property are part of a larger mixed-use project with an area of approximately 1.5 million square feet.
That larger project includes 309 luxury residential condominium units, 63 residential suites, and a 154-room Ritz Carlton hotel. The two buildings in the complex are of steel frame construction with a facade of granite, brick and glass. One tower is 40 stories and the other is 38 stories. In particular, the collateral includes approximately 54,863 square feet of retail space, an approximately 136,011 square feet,19-screen multiplex, an approximately 95,496 square foot The Sports Club/LA, an approximately 226,138 square foot, 5-level parking garage component and approximately 18,521 square feet of storage space.
The property is 87.1% leased as of May 5, 2005 (excluding the parking garage space) to: (i) Downtown Boston Cinemas, LLC, d/b/a Loews Cineplex (136,011 SF
through July 31, 2021); (ii) The Sports Club/LA (95,496 SF through September 3,
2021); (iii) Metro Boston CVS, Inc. (12,779 SF through June 30, 2023); and (iv)
Cathay Bank (6,000 SF through July 31, 2014).

The Loews Cineplex theatre generated gross revenue of approximately $13.6MM
(approximately $717,075 per screen) for the fiscal year ending October 2004.
The Sports Club/ LA had approximately 7,055 members in December 2004, up 2.1%
from the prior year. The retail component of the Mortgaged Property is currently 42.1% leased to Metro Boston CVS, Inc., and Cathay Bank, each at an initial net rental rate of $35.00/SF.

THE MARKET(1). Millennium Place is located in the central part of Boston in what is known as the Theatre District. The Mortgaged Property borders Boston Common between the Financial District and the Back Bay and Beacon Hill neighborhoods, occupying portions of two blocks bounded by Washington, Tremont and Boylston
Streets. The City of Boston is among the top 10 markets in the U.S. in personal income per capita (approximately $39,315). The economy is primarily based on financial services, technology, healthcare, biotechnology (third largest in the
U.S.) and legal services.

According to a third party market data service provider, retail sales in metropolitan Boston grew 6% in 2004. Boston's retail vacancy was 6.4% in 2004, down from 6.6% in 2003 and 6.9% in 2002. Retail vacancy rate is expected to fall to 6.2% in 2005, while average asking rents to increase 3.5%. Boston's supply constraints, including a lack of developable land, have helped keep physical vacancies low. As a result, "high barriers" to entry have discouraged new development, while simultaneously increasing demand for prime retail locations in the metropolitan area. According to the Millennium Place appraisal, there are approximately 51,463 square feet of available space in the immediate area with an asking rate of approximately $50.00/sf.

PROPERTY MANAGEMENT. The Mortgaged Property is managed by Millennium Partners I,
Inc., an affiliate of the borrower.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Millennium Place appraisal report dated 04/14/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    44 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                MILLENNIUM PLACE
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                NUMBER                                                     CUMULATIVE
                  OF       SQUARE                             % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT          N/A       37,093       12.9%           N/A        N/A        37,093        12.9%            N/A         N/A
 2005 & MTM       0             0        0.0             $0        0.0%       37,093        12.9%             $0         0.0%
 2006             0             0        0.0              0        0.0        37,093        12.9%             $0         0.0%
 2007             0             0        0.0              0        0.0        37,093        12.9%             $0         0.0%
 2008             0             0        0.0              0        0.0        37,093        12.9%             $0         0.0%
 2009             0             0        0.0              0        0.0        37,093        12.9%             $0         0.0%
 2010             0             0        0.0              0        0.0        37,093        12.9%             $0         0.0%
 2011             0             0        0.0              0        0.0        37,093        12.9%             $0         0.0%
 2012             0             0        0.0              0        0.0        37,093        12.9%             $0         0.0%
 2013             0             0        0.0              0        0.0        37,093        12.9%             $0         0.0%
 2014             1         6,000        2.1        210,000        2.9        43,093        15.0%       $210,000         2.9%
 2015             0             0        0.0              0        0.0        43,093        15.0%       $210,000         2.9%
 AFTER            3       244,286       85.0      6,957,265       97.1       287,379       100.0%     $7,167,264       100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL            4       287,379      100.0%    $7,167,265      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    45 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                MILLENNIUM PLACE
--------------------------------------------------------------------------------

                            [MAP OF MILLENNIUM PLACE]

                                    46 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP2

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    47 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               THE RUSS BUILDING
--------------------------------------------------------------------------------

                          [PHOTOS OF THE RUSS BUILDING]

                                    48 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               THE RUSS BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $60,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $60,000,000
 % OF POOL BY IPB:                 2.0%
 LOAN SELLER:                      Eurohypo AG, New York Branch
 BORROWER:                         Russ Building Venture LLC
 SPONSOR:                          Shorenstein Company
 ORIGINATION DATE:                 04/12/05
 INTEREST RATE:                    5.310000%
 INTEREST ONLY PERIOD:             120 months
 MATURITY DATE:                    05/01/15
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(24), Def(91), O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                   INITIAL     MONTHLY
                                                  ------------------------------
 TAXES(1):                                             $0          $0
 INSURANCE(1):                                         $0          $0
 DEBT SERVICE(1):                                      $0          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Office -- CBD
 SQUARE FOOTAGE:                   509,368
 LOCATION:                         San Francisco, CA
 YEAR BUILT/RENOVATED:             1927 / 2000
 OCCUPANCY:                        87.4%
 OCCUPANCY DATE:                   06/01/05
 NUMBER OF TENANTS:                119
 HISTORICAL NOI:
   2002:                           $10,260,618
   2003:                           $9,981,203
   TTM AS OF 12/31/04:             $9,235,402
 UW REVENUES:                      $16,062,671
 UW EXPENSES:                      $7,746,890
 UW NOI:                           $8,315,781
 UW NET CASH FLOW:                 $7,253,944
 APPRAISED VALUE:                  $120,300,000
 APPRAISAL DATE:                   03/29/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $118
 CUT-OFF DATE LTV:                 49.9%
 MATURITY DATE LTV:                49.9%
 UW DSCR:                          2.25x
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS

                                                                                                                 LEASE
                                                        MOODY'S/       SQUARE        % OF        BASE RENT     EXPIRATION
 TENANT NAME                       PARENT COMPANY     S&P/FITCH(2)      FEET          GLA           PSF           YEAR
-------------------------------------------------------------------------------------------------------------------------

 FARELLA BRAUN & MARTEL LLP        N/A                    NR          116,984        22.9%         $33.00         2013
 BEA SYSTEMS, INC.                 N/A                    NR           77,785        15.2%         $35.00         2007
-------------------------------------------------------------------------------------------------------------------------


(1)  Monthly escrows will be collected upon the occurrence of an event of default or if DSCR falls below 1.20x and until a DSCR of greater than 1.25x has been reached for two consecutive quarters.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    49 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               THE RUSS BUILDING
--------------------------------------------------------------------------------
THE LOAN. The Russ Building is secured by a first mortgage interest in an approximately 509,368 square foot, Class B office building
with ground floor retail located in San Francisco, CA. The loan is shadow rated
Baa3 by Moody's, BBB- by S&P and BBB- by Fitch.

THE BORROWER. The borrower is Russ Building Venture LLC, a special purpose entity and an affiliate of the San Francisco-based Shorenstein Company
("Shorenstein").  Privately owned, Shorenstein is headquartered in San
Francisco and owns and manages over 14 million square feet of Class A office space around the country, including Prudential Plaza and John Hancock Center in
Chicago and 450 Lexington Avenue in New York.  Since 1992, Shorenstein has
sponsored a series of closed-end real estate investment funds with aggregate capital commitments of $2.3 billion.  Shorenstein has owned the Mortgaged
Property since 1978.

THE MORTGAGED PROPERTY. The Russ Building is a 509,368 square foot, 31-story
Class B office building located at 235 Montgomery Street in the North of Market
Street ("NoMa") submarket of San Francisco's Financial District. Originally built in 1927 in a neo-Gothic architectural design, the building is designated a California State Historic Landmark. The Russ Building has been maintained and periodically refurbished by the sponsors over the years so that it offers the amenities and convenience of a modern office environment. Amenities include two restaurants, a card shop, barber shop, travel agency as well as a four-level, approximately 363-stall parking garage.

The Russ Building is located in the San Francisco Financial District, facing east and fronting the entire block of Montgomery Street, an artery running
North-South within the Financial District. All forms of public transportation are nearby: BART and Muni Stations are two blocks away, access to the bus system is located immediately in front of the building; Amtrak and Ferry
Stations are six blocks away and the Historic Cable Car California Street line is one block away.

THE MARKET(1). According to a third party market data service, the San Francisco office market totals approximately 71 million square feet of Class A, B and C office space, spread out over 12 submarkets. The largest submarket is the
Financial District, containing approximately 49 million square feet or nearly
70% of all inventory. The Financial District is further subdivided into NoMa, where the Russ Building is located and which contains approximately 27 million square feet, and South of Market Street with approximately 22 million square feet.

The San Francisco office market exhibited signs of recovery during 2004, following a period of decline that began in late 2000. Net absorption in Fourth
Quarter of 2004 was greater than the previous three quarters combined, with the market posting a positive approximately 1.1 million square feet. The vacancy rate dropped 210 basis points and the availability rate decreased 200 basis points, to 15.9% and 17.0%, respectively. Average asking rates increased for the fourth consecutive quarter, reporting an average of $26.13 for the overall
San Francisco market, an 11.6% change from a year ago. Class A rates increased to $31.80 per square foot and Class B rates to $21.36 per square foot. Average asking rates in the NoMa submarket at year-end 2004 were approximately $29.64 per square foot for Class A space and $23.64 per square foot for Class B space, continuing their year-long increase, a trend that is expected to accelerate as availability tightens. Overall, the San Francisco office market is showing a improving trend with decreasing vacancy rates, increasing average asking rate and positive absorption.

PROPERTY MANAGEMENT. The Mortgaged Property is managed by Shorenstein Realty
Services, L.P., an affiliate of the borrower.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Russ Building appraisal report dated 04/04/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.



----------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                NUMBER                                                       CUMULATIVE
                  OF       SQUARE                               % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA     BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

 VACANT           31       63,975       12.6%             $0        0.0%        63,975       12.6%              $0         0.0%
 2005 & MTM       34       25,232        5.0         594,639        4.4         89,207       17.5%        $594,639         4.4%
 2006             21       31,957        6.3         851,894        6.3        121,164       23.8%      $1,446,533        10.7%
 2007             20       94,909       18.6       3,411,416       25.2        216,073       42.4%      $4,857,948        35.9%
 2008             33       57,440       11.3       1,877,625       13.9        273,513       53.7%      $6,735,573        49.7%
 2009             16       24,180        4.7         587,721        4.3        297,693       58.4%      $7,323,295        54.1%
 2010              8       15,445        3.0         377,679        2.8        313,138       61.5%      $7,700,974        56.9%
 2011              4        7,122        1.4         202,238        1.5        320,260       62.9%      $7,903,212        58.4%
 2012              7       17,720        3.5         411,312        3.0        337,980       66.4%      $8,314,523        61.4%
 2013             24      133,211       26.2       4,172,367       30.8        471,191       92.5%     $12,486,891        92.2%
 2014              6       32,665        6.4         875,475        6.5        503,856       98.9%     $13,362,366        98.7%
 2015              4        5,512        1.1         181,459        1.3        509,368      100.0%     $13,543,824       100.0%
 THEREAFTER       31            0        0.0               0        0.0        509,368      100.0%     $13,543,824       100.0%
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL           208      509,368      100.0%    $13,543,824      100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                    50 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               THE RUSS BUILDING
--------------------------------------------------------------------------------

                           [MAP OF THE RUSS BUILDING]

                                    51 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               THE RUSS BUILDING
--------------------------------------------------------------------------------

                                 [CHART OMITTED]

                                    52 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                STAFFORD PLACE II
--------------------------------------------------------------------------------

                          [PHOTOS OF STAFFORD PLACE II]

                                    54 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                STAFFORD PLACE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $56,250,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $56,250,000
 % OF POOL BY IPB:                 1.9%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         Stafford Circle Associates, LLC
 SPONSOR:                          Ralph S. Dweck
 ORIGINATION DATE:                 05/24/05
 INTEREST RATE:                    5.430000%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    06/01/15
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(93),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                    INITIAL       MONTHLY
                                                    ----------------------------
 TAXES:                                               $300,083       $33,343
 INSURANCE:                                            $12,415        $4,138
 CAPEX:                                                     $0            $0(1)
 TI/LC:                                                     $0            $0(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Office -- CBD
 SQUARE FOOTAGE:                   175,058
 LOCATION:                         Arlington, VA
 YEAR BUILT/RENOVATED:             1999
 OCCUPANCY:                        100%
 OCCUPANCY DATE:                   05/17/05
 NUMBER OF TENANTS:                11
 HISTORICAL NOI:
   2002:                           N/A
   2003:                           $2,981,972
   TTM AS OF 03/31/05:             $3,944,940
 UW REVENUES:                      $6,185,283
 UW EXPENSES:                      $1,643,746
 UW NOI:                           $4,541,537
 UW NET CASH FLOW:                 $4,434,135
 APPRAISED VALUE:                  $73,500,000
 APPRAISAL DATE:                   04/26/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $321
 CUT-OFF DATE LTV:                 76.5%
 MATURITY DATE LTV:                71.0%
 UW DSCR:                          1.17x
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                    SIGNIFICANT TENANTS

                                                                                                                     LEASE
                                                                    MOODY'S/     SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                                    PARENT COMPANY    S&P/FITCH(2)    FEET       GLA         PSF         YEAR
----------------------------------------------------------------------------------------------------------------------------

 UNITED STATES OF AMERICA -- NATIONAL SCIENCE
  FOUNDATION                                          N/A         Aaa/AAA/AAA    60,524     34.6%       $32.04       2013
 NATIONAL TELEPHONE COOPERATIVE
  ASSOCIATION                                         N/A              NR        31,002     17.7%       $31.89       2009
 CENTRA TECHNOLOGY, INC.                              N/A              NR        23,209     13.3%       $32.09       2010
 HIGH PERFORMANCE TECHNOLOGIES, INC.                  N/A              NR        15,048      8.6%       $33.04       2009
 CRAVER, MATHEWS, SMITH & COMPANY                     N/A              NR        14,437      8.2%       $33.78       2009
----------------------------------------------------------------------------------------------------------------------------


(1)  Only during an event of default in an amount determined by Lender as necessary.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    55 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               STAFFORD PLACE II
--------------------------------------------------------------------------------

THE LOAN. The Stafford Place II loan is secured by a first mortgage interest in an approximately 175,058 sq. ft. 11-story Class A office
building known as Stafford Place II ("Stafford II") located in Arlington, VA.

THE BORROWER. The borrower is Stafford Circle Associates, LLC, a newly formed special purpose entity with two independent managers,
for which a non-consolidation opinion was obtained at origination.

The sponsor of the borrower is Ralph S. Dweck, a real estate developer since
1972. Mr. Dweck has developed or acquired a variety of properties throughout the Washington, D.C. Metropolitan Area including approximately 300,000 sq. ft.
of retail shopping centers, approximately 4,500 apartment units, approximately
1.5 million sq. ft. of warehouse space and approximately 1.0 million sq. ft. of office space.

THE MORTGAGED PROPERTY(1).Stafford II is a Class A office building located in the Rosslyn-Ballston Corridor in Arlington, Virginia. Built in 1999, Stafford
II totals approximately 175,058 sq. ft, with approximately 301 below-grade parking spaces. Stafford II is currently 100% leased, with the largest office tenant being the United States of America - National Science Foundation
("NSF"), leasing approximately 60,524 sq. ft. The NSF's headquarters are located in an adjacent building, which is connected to Stafford II via a shared underground walkway.

Stafford II lies mid-block along Wilson Boulevard, between North Randolph
Street and North Stuart Street directly across from the Ballston Common Mall, an approximately 310,704 sq. ft anchored retail mall, and one block south of the Ballston MetroRail Station. Stafford II is approximately 6 miles from downtown Washington, D.C., approximately 8 miles from Reagan National Airport and approximately 21 miles from Washington Dulles International Airport.

THE MARKET(1). Stafford II is located in the Washington, D.C. Metropolitan Area
Office Market. The market consists of approximately 348.8 million sq. ft. of multi-tenanted office space as of year-end 2004. The market is segmented into three broad submarkets: District of Columbia, Suburban Maryland and Northern
Virginia. Stafford II is situated in the Northern Virginia office submarket and at year end 2004, Northern Virginia had approximately 159.9 million sq. ft. of multi-tenanted office space within approximately 2,404 buildings, with a vacancy rate of approximately 11.4%. The year end 2004 vacancy rate of approximately 11.4% represents a decline from year end 2003 vacancy rate of approximately 13.2%. The overall vacancy has declined for two years in a row after reaching a high of approximately 16.0% at year end 2002. Northern
Virginia witnessed the most job growth of the Submarkets in 2004 with approximately 27,300 new jobs versus approximately 24,600 for Suburban Maryland and approximately 8,200 for the District of Columbia. In 2004, the Washington,
D.C. MSA average household income was approximately $90,312 which exceeded the average household income for many other MSAs such as New York, Chicago, Boston and Atlanta.

PROPERTY MANAGEMENT. Stafford II is managed by Gates, Hudson & Associates, Inc.
("GHA"). GHA provides property management services to the Virginia, Maryland and Washington, D.C. markets. Currently, GHA manages approximately 1,500,000
sq. ft of office, 200,000 sq. ft of retail, and 100,000 sq. ft of industrial space in the Washington, D.C. Metropolitan Area.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Stafford Place II appraisal report dated 04/29/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    56 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2
--------------------------------------------------------------------------------
                               STAFFORD PLACE II
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE

                NUMBER                                                       CUMULATIVE
                  OF        SQUARE                                             SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT    % OF BASE        FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING   RENT EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

 VACANT           N/A         N/A        N/A            N/A        N/A             N/A         N/A             N/A         N/A
 2005 & MTM        1        7,372        4.2%      $228,532        4.1%          7,372         4.2%       $228,532         4.1%
 2006              1        2,050        1.2         65,784        1.2           9,422         5.4%       $294,316         5.3%
 2007              0            0        0.0              0        0.0           9,422         5.4%       $294,316         5.3%
 2008              0            0        0.0              0        0.0           9,422         5.4%       $294,316         5.3%
 2009              3       60,487       34.6      1,973,522       35.6          69,909        39.9%     $2,267,838        40.9%
 2010              3       33,948       19.4      1,092,112       19.7         103,857        59.3%     $3,359,950        60.6%
 2011              0            0        0.0              0        0.0         103,857        59.3%     $3,359,950        60.6%
 2012              1        8,460        4.8        203,378        3.7         112,317        64.2%     $3,563,328        64.2%
 2013              1       60,524       34.6      1,939,089       35.0         172,841        98.7%     $5,502,417        99.2%
 2014              1        2,217        1.3         44,340        0.8         175,058       100.0%     $5,546,757       100.0%
 2015              0            0        0.0              0        0.0         175,058       100.0%     $5,546,757       100.0%
 AFTER             0            0        0.0              0        0.0         175,058       100.0%     $5,546,757       100.0%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            11      175,058      100.0%    $5,546,757      100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                    57 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                STAFFORD PLACE II
--------------------------------------------------------------------------------

                           [MAPS OF STAFFORD PLACE II]

                                    58 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                STAFFORD PLACE II
--------------------------------------------------------------------------------

                           [MAPS OF STAFFORD PLACE II]

                                    59 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                                STAFFORD PLACE II
--------------------------------------------------------------------------------

                          [PHOTO OF STAFFORD PLACE II]

                                    60 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    61 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                           CROSS CREEK SHOPPING CENTER
--------------------------------------------------------------------------------

                     [PHOTOS OF CROSS CREEK SHOPPING CENTER]

                                    62 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                          CROSS CREEK SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $46,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $46,000,000
 % OF POOL BY IPB:                 1.5%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         Lakha Properties -- Memphis, LLC
 SPONSOR:                          Amin S. Lakha
 ORIGINATION DATE:                 05/11/05
 INTEREST RATE:                    5.330000%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    06/01/15
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             Permitted Mezzanine Debt(1)
 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                         INITIAL    MONTHLY
                                                       -------------------------
 TAXES:                                                   $363,695    $74,037
 INSURANCE:                                                $32,145     $3,215
 CAPEX:                                                         $0     $3,000(2)
 TI/LC:                                                         $0    $16,700(3)
 HOLDBACK RESERVE(4):                                     $489,250         $0
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Retail -- Anchored
 SQUARE FOOTAGE:                   363,333
 LOCATION:                         Memphis, TN
 YEAR BUILT/RENOVATED:             1995/1998
 OCCUPANCY:                        100.0%
 OCCUPANCY DATE:                   04/15/05
 NUMBER OF TENANTS:                19
 HISTORICAL NOI:
   2002:                           $3,784,849
   2003:                           $3,938,683
   2004:                           $3,913,647
 UW REVENUES:                      $5,338,616
 UW EXPENSES:                      $1,493,068
 UW NOI:                           $3,845,548
 UW NET CASH FLOW:                 $3,704,053
 APPRAISED VALUE:                  $57,500,00
 APPRAISAL DATE:                   04/13/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $127
 CUT-OFF DATE LTV:                 80.0%
 MATURITY DATE LTV:                74.1%
 UW DSCR:                          1.20x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS

                                                                                                     LEASE
                                                   MOODY'S/     SQUARE                BASE RENT   EXPIRATION
 TENANT NAME           PARENT COMPANY            S&P/FITCH5      FEET     % OF GLA       PSF         YEAR      SALES PSF
------------------------------------------------------------------------------------------------------------------------

 HOME DEPOT           The Home Depot, Inc.        Aa3/AA/AA    102,661     28.3%       $10.84         2017        N/A
 KROGER               The Kroger Co.            Baa2/BBB/BBB    63,941     17.6%       $ 8.92         2016        $190
 RHODES FURNITURE     Rhodes, Inc                    NR         48,925     13.5%       $10.00         2011        $105
 BABIES R US          Toys "R" Us, Inc.           Ba2/BB/BB     42,296     11.6%       $ 8.80         2006        $189
 BED, BATH & BEYOND   Bed Bath & Beyond Inc.    Baa3/BBB/BBB    35,000      9.6%       $10.50         2007        $122
------------------------------------------------------------------------------------------------------------------------


(1)  The borrower is permitted to incur mezzanine debt in the future subject to
     (i) LTV for combined debt being no greater than 80.0% and the DSCR for the combined debt being no less than the 1.15x, (ii) the execution of an intercreditor satisfactory to the lender and (iii) Rating Agency confirmation.

(2)  In lieu of collecting ongoing reserves, borrower may provide a Letter of
     Credit acceptable to lender in the amount of $109K.

(3)  Borrower will contribute $16,700/month for the first 12 months and
     $8,334/month thereafter, with a cap of $300K. In lieu of collecting ongoing reserves, borrower may provide a Letter of Credit acceptable to Lender in the amount of $300K.

(4)  At closing, the borrower deposited $489,250 to be held in escrow until (i)
     Rhodes Furniture, currently in Chapter 11, affirms their lease and is paying rent of no less than $10.00/sf, (ii) a replacement tenant is in occupancy and paying rent of no less than $10.00/sf, or (iii) either Rhodes
     Furniture or a replacement tenancy is in occupancy and paying rent less than $10.00/sf, but the property provides a 1.20x DSCR.

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    63 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                          CROSS CREEK SHOPPING CENTER
--------------------------------------------------------------------------------
THE LOAN. The Cross Creek Shopping Center loan is secured by a first mortgage on a fee interest in an approximately 363,333 square
foot retail power center located in Memphis, Tennessee.

THE BORROWER. The borrower is Lakha Properties -- Memphis, LLC, a special purpose entity controlled by sponsor Amin Lakha. Mr. Lakha has extensive experience with retail projects throughout the United States. His real estate portfolio contains approximately 2 million square feet of retail properties with a value of approximately $300 million, including notable properties such as Lakewood Towne Center in Lakewood, Washington, the Mercado in Santa Clara,
California and the Mills Shopping Center in Sacramento, California.

THE MORTGAGED PROPERTY. Cross Creek Shopping Center is an approximately 363,333 square foot multi-tenant power retail center located in Memphis, Tennessee, approximately ten miles east of Memphis International Airport. The Mortgaged
Property is situated in one of the strongest retail trade areas in Memphis, adjacent to Highway 385, Nonconnah Parkway, at the intersection of Riverdale and Winchester Road. The Mortgaged Property has good visibility from Nonconnah
Parkway, which has an average traffic count of 88,153 cars per day, and
Riverdale and Winchester roads, two arterial roads which average between approximately 35,000 and 38,000 cars per day each. The Mortgaged Property is located at the edge of two high growth corridors of similar Class A retail properties, Germantown to the north and Collierville to the east. To the west of the subject are more mature areas with mostly older commercial and residential properties.

The Mortgaged Property is 100% occupied with approximately 93% of NRA leased to
19 tenants, including credit tenants such as Home Depot, Kroger, Old Navy,
Babies R' Us, Bed Bath & Beyond and Computer City. The major tenants have an average occupancy cost of approximately 6% while inline tenants average approximately 9%. In 2005, sales for Bed, Bath & Beyond, Babies R' Us, Kroger and Old Navy were approximately $122, $189, $190, $120 and $369 per square foot, respectively. The second largest tenant Rhodes Furniture, which reported sales of approximately $105 in 2004/sf, declared chapter 11 bankruptcy in
November 2004. Rhodes closed 24 stores and distribution centers in November
2004, but has maintained 63 stores in 11 southern and Midwestern states, including the one at the Mortgaged Property. However, if Rhodes does not affirm their lease prior to loan closing, there will be a holdback equal to Rhodes'
one year rent.

THE MARKET(1). The Mortgaged Property is situated within the Memphis MSA in
Shelby County, in the southeast portion of Memphis. Memphis and the surrounding communities are a diversified metropolitan area mixing industry, service, and agribusiness to serve both national and international markets. The Memphis MSA includes attractions such as Graceland, the Pyramid Arena, The Memphis Zoo and
Beale Street and Memphis is the home of the NBA Memphis Grizzlies and St. Jude
Children's Research Hospital. Just south of the MSA, the Tunica casinos are situated just 40 miles from Memphis. There are nine casinos with an estimated annual attendance of approximately 18 million patrons. Memphis has a diversified economy consisting of many companies such as Federal Express,
International Paper, Morgan Keegan, AutoZone, M.S. Carriers and First Tennessee
National Bank.

There are approximately 1.23 million people in the Memphis MSA and an average effective household income of approximately $49,508. As of 2004, total retail inventory in the Memphis MSA is approximately 39.3 million square feet. The vacancy rate for the market is approximately 11%, which is higher than historical averages, but slightly less than it was in 2003. Rents at the subject property range from approximately $8.80 to $31.63, averaging $11.25 which according to the appraisal is inline with comparable retail centers in the area with similar anchors.

PROPERTY MANAGEMENT. The Mortgaged Property is managed by Premier Center
Management. The company was formed in 2003 as a spin-off from another
Seattle-based property management firm to provide property management exclusively for Mr. Lakha and Lakha Investment Company. Aside from Mr. Lakha's properties, the management personnel have managed 27 retail and office buildings, with over one million square feet located in Washington, Oregon and
California. Premier Center Management has experience managing small and large retail centers and has worked with all types of tenants and businesses including national tenants, banks, restaurants and local tenants.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Cross Creek Shopping Center appraisal report dated 05/16/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    64 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                          CROSS CREEK SHOPPING CENTER
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                 NUMBER                                                     CUMULATIVE
                  OF        SQUARE                             % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT                         0        0.0%           N/A        N/A              0         0.0%            N/A       N/A
 2005 & MTM       3         4,826        1.3        $86,265        2.1          4,826         1.3%        $86,265        2.1%
 2006             2        56,296       15.5        617,205       15.1         61,122        16.8%       $703,469       17.2%
 2007             3        40,181       11.1        448,833       11.0        101,303        27.9%     $1,152,302       28.2%
 2008             3         6,633        1.8        132,717        3.2        107,936        29.7%     $1,285,019       31.4%
 2009             1         2,183        0.6         41,477        1.0        110,119        30.3%     $1,326,496       32.4%
 2010             1         3,500        1.0        110,705        2.7        113,619        31.3%     $1,437,201       35.2%
 2011             1        48,925       13.5        489,250       12.0        162,544        44.7%     $1,926,451       47.1%
 2012             2        31,000        8.5        415,310       10.2        193,544        53.3%     $2,341,761       57.3%
 2013             0             0        0.0              0        0.0        193,544        53.3%     $2,341,761       57.3%
 2014             0             0        0.0              0        0.0        193,544        53.3%     $2,341,761       57.3%
 2015             0             0        0.0              0        0.0        193,544        53.3%     $2,341,761       57.3%
 AFTER            3       169,789       46.7      1,746,544       42.7        363,333       100.0%     $4,088,305      100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL           19       363,333      100.0%    $4,088,305      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    65 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                          CROSS CREEK SHOPPING CENTER
--------------------------------------------------------------------------------

                      [MAP OF CROSS CREEK SHOPPING CENTER]

                                    66 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                           CROSS CREEK SHOPPING CENTER
--------------------------------------------------------------------------------

                      [MAP OF CROSS CREEK SHOPPING CENTER]

                                    67 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                       BENTLEY GREEN/SANDPIPER - MILESTONE
--------------------------------------------------------------------------------

                 [PHOTOS OF BENTLEY GREEN/SANDPIPER - MILESTONE]

                                    68 of 81

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STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                      BENTLEY GREEN/SANDPIPER - MILESTONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:         $45,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:     $45,000,000
 % OF POOL BY IPB:                   1.5%
 LOAN SELLER:                        Eurohypo AG, New York Branch
 BORROWER:                           Bentley Green Apartments
                                     Investors, LLC(1)
 SPONSOR:                            TIO Milestone LP
 ORIGINATION DATE:                   03/23/05
 INTEREST RATE:                      5.181715%
 INTEREST ONLY PERIOD:               84 months
 MATURITY DATE:                      04/01/12
 AMORTIZATION TYPE:                  Interest Only
 ORIGINAL AMORTIZATION:              N/A
 REMAINING AMORTIZATION:             N/A
 CALL PROTECTION:                    L (24),Def(51),O(7)
 CROSS-COLLATERALIZATION:            No
 LOCK BOX:                           No
 ADDITIONAL DEBT:                    Yes
 ADDITIONAL DEBT TYPE:               Mezzanine(2)
                                     Subordinate Debt(3)
 LOAN PURPOSE:                       Acquisition
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                     INITIAL         MONTHLY
                                                   -----------------------------
 TAXES:                                                 $240,156      $40,026
 INSURANCE:                                              $17,154      $17,154
 CAPEX:                                                 $270,158(4)   $17,083(5)
 ENGINEERING:                                         $1,704,513           $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Multifamily -- Garden
 UNITS:                            820
 LOCATION:                         Jacksonville, FL
 YEAR BUILT:                       1986
 OCCUPANCY:                        98.5%
 OCCUPANCY DATE:                   02/23/05
 HISTORICAL NOI:
   2002:                           $3,658,742
   2003:                           $4,069,246
   2004:                           $4,149,578
 UW REVENUES:                      $6,638,575
 UW EXPENSES:                      $2,732,208
 UW NOI:                           $3,906,367
 UW NET CASH FLOW:                 $3,701,367
 APPRAISED VALUE:                  $59,850,000
 APPRAISAL DATE:                   12/30/04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/UNIT:           $54,878
 CUT-OFF DATE LTV:                 75.2%
 MATURITY DATE LTV:                75.2%
 UW DSCR:                          1.57x
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                  MULTIFAMILY INFORMATION

                                                            APPROXIMATE
                                            AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
 UNIT MIX                   NO. OF UNITS    SQUARE FEET         SF             SF          ASKING RENT        MARKET RENT
---------------------------------------------------------------------------------------------------------------------------

 ONE BEDROOM                    536              612          328,032         55.0%           $607               $627
 TWO BEDROOM                    252              930          234,360         39.2            $763               $717
 THREE BEDROOM                   32            1,088           34,816          5.8            $885               $885
---------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE         820              728          597,312        100.0%           $666               $666
---------------------------------------------------------------------------------------------------------------------------


(1)  The borrower is affiliated with the borrowers under 15 other mortgage loans included in the mortgage pool, aggregating $182,300,698 as of the cut-off date.

(2)  A $75.0 million mezzanine loan was originated to TIO Milestone Parent L.P., the 100% direct equity owner of the borrower and affiliated owners of 68 other multifamily properties (collectively, the "Pledgors"), secured by a pledge of 100% of the equity in and distributions from the Pledgors.

(3)  Future subordinate financing is permitted subject to the satisfaction of certain conditions including a loan-to-value ratio and debt service coverage ratio and delivery of confirmation from each rating agency then rating the Certificates that the ratings on such Certificates will not be qualified, downgraded or withdrawn as a result of the incurrence of such debt.

(4)  Includes $205,000 for reserves payable during the first loan year.

(5)  Commencing on the first payment date of the second loan year and thereafter.

                                    69 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                      BENTLEY GREEN/SANDPIPER - MILESTONE
--------------------------------------------------------------------------------

THE LOAN. The Bentley Green/Sandpiper - Milestone loan is secured by a first mortgage interest in an 820-unit garden-style multifamily
property loacated in Jacksonville, Florida.

THE BORROWER. The borrower is Bentley Green Apartments Investors, LLC, a single asset entity owned by The Investment Office Limited ("TIO"). The Crown Prince
of Dubai, who is among the world's wealthiest individuals, is the 100% indirect owner of TIO. TIO invests globally across three main products: hedge funds, real estate and direct equities. Prior to the acquisition from Walden
Residential Properties of a portfolio of 69 multifamily properties, TIO had completed U.S.-based real estate transactions totaling approximately $458 million across several major property types. TIO Milestone LP, a Delaware limited partnership owned 100% indirectly by TIO, is the guarantor of non-recourse carve-outs and environmental liabilities.

THE MORTGAGED PROPERTY. The Mortgaged Property is an 820-unit apartment complex in 63, two-story walk-up apartment buildings situated on a 25.70-acre site. The
Mortgaged Property was formerly two separate complexes, which have been combined into one property. Completed in 1986, the improvements are constructed with brick and stucco exteriors at Bentley Green and with stucco and wood siding exteriors at Sandpiper. The total net rental area is approximately
597,312 square feet. The Mortgaged Property contains a total of 536 one-bedroom units; 252 two-bedroom units and 32 three-bedroom units. Property amenities include four swimming pools, two hot tubs, lighted tennis courts, picnic areas, covered and surface parking, a leasing office/clubhouse, RV and boat parking, a laundry facility and a fenced dog park. There are approximately 1,468 parking spaces. Unit amenities include standard appliances, screened patios/balconies, stackable washer/dryer units (select units), fireplaces (select units) and outside storage areas.

THE MARKET(1). The Mortgaged Property is located in Duval County, which is within the Jacksonville MSA approximately seven miles west of the Jacksonville
CBD. Duval County accounts for 73% of the geographic size of the metropolitan area and is situated in the northeasterly portion of the State of Florida. The
Jacksonville MSA ranks as the fifth largest populated area in the State of
Florida with a population of 1,163,719 at year-end 2002. Bentley Green /
Sandpiper Apartments compete in the Southside-University submarket within the
Jacksonville Metropolitan area. According to a third party market data service, during year 2004, the multi-family inventory grew by 0.1% in Jacksonville, while the South Atlantic region experienced an average growth rate of 1.3% and the top
United States metro areas posted an average growth rate of 1.1%. As of year-end
2004, the submarket is expected to experience a positive absorption of 183 units, which is an improvement from the negative absorption of 31 units in 2003.
Asking rents were $641/unit, a decrease from $659/unit for 2003. Looking forward, in 2005, asking rents are projected to increase to $653/unit, with positive absorption of 288 units and vacancy of 9.2%. Continued improvement within the submarket is projected through 2008. Overall, the submarket is experiencing modest growth with slight increases in both rental rates and absorption.

PROPERTY MANAGEMENT. The Mortgaged Property is managed by The Milestone Group, which is headed by Robert Landin and Jeffrey Goldberg. The firm's investors include financial institutions, public and private pension funds and high net worth individuals. The principals of The Milestone Group have significant transaction experience totaling more than $4.5 billion (approximately $2.5 billion of multifamily-related transactions) during the past six years, including the privatization of Walden Residential Properties in 1999.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Bentley Green/Sandpiper
     Apartments appraisal report dated 02/10/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    70 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                      BENTLEY GREEN/SANDPIPER - MILESTONE
--------------------------------------------------------------------------------

                  [MAP OF BENTLEY GREEN/SANDPIPER - MILESTONE]

                                    71 of 81

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A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              1201 LLOYD BOULEVARD
--------------------------------------------------------------------------------

                        [PHOTOS OF 1201 LLOYD BOULEVARD]

                                    72 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              1201 LLOYD BOULEVARD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $39,100,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $39,100,000
 % OF POOL BY IPB:                 1.3%
 LOAN SELLER:                      Artesia Mortgage Capital Corp.
 BORROWER:                         GPT Portland, OR 1201 Lloyd, LLC
 SPONSOR:                          Government Properties Trust, Inc.
 ORIGINATION DATE:                 04/25/05
 INTEREST RATE:                    5.490000%
 INTEREST ONLY PERIOD:             18 months
 MATURITY DATE:                    05/11/15
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION(1):         360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(92),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Springing
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                    INITIAL          MONTHLY
                                                    ----------------------------
 TAXES:                                                     $0            $0(2)
 INSURANCE:                                                 $0            $0(2)
 CAPEX:                                                     $0        $3,769
 LEASING ACHIEVEMENT:                               $3,000,000(3)         $0
 DEBT SERVICE:                                      $1,500,000(4)         $0(6)
 TI/LC:                                               $575,000(5)         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Office -- CBD
 SQUARE FOOTAGE:                   226,110
 LOCATION:                         Portland, OR
 YEAR BUILT:                       2002
 OCCUPANCY:                        94.9%
 OCCUPANCY DATE:                   04/06/05
 NUMBER OF TENANTS:                13
 HISTORICAL NOI:
  2002:                            N/A
  2003:                            N/A
  2004:                            $140,216
 UW REVENUES:                      $5,375,515
 UW EXPENSES:                      $1,819,031
 UW NOI:                           $3,556,484
 UW NET CASH FLOW:                 $3,327,316
 APPRAISED VALUE:                  $55,250,000(7)
 APPRAISAL DATE:                   07/01/06(7)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $173
 CUT-OFF DATE LTV:                 70.8%
 MATURITY DATE LTV:                61.0%
 UW DSCR:                          1.30x(8)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS
                                                                                                                      LEASE
                                                             MOODY'S/     SQUARE       % OF          BASE RENT      EXPIRATION
 TENANT NAME                           PARENT COMPANY      S&P/FITCH(9)    FEET         GLA             PSF            YEAR
-------------------------------------------------------------------------------------------------------------------------------

 UNITED STATES OF AMERICA (USDA)             N/A           Aaa/AAA/AAA    61,674       27.3%            $5.16          2015
 INTEGRA TELECOM OF OREGON, INC.             N/A                NR        57,885       25.6%           $16.50          2014
 UNITED STATES OF AMERICA (NOAA)             N/A           Aaa/AAA/AAA    25,612       11.3%           $24.92          2015
 UNITED STATES OF AMERICA (FBI)              N/A           Aaa/AAA/AAA    21,646        9.6%           $19.87          2009
 UNITED STATES OF AMERICA (ATF)              N/A           Aaa/AAA/AAA    12,048        5.3%           $30.09          2010
-------------------------------------------------------------------------------------------------------------------------------


(1)  The 18-month interest only period is followed by 7 years of amortization on a 30-year schedule and then 18 months of amortization on a 25-year schedule.

(2)  Waived only if there is no default, borrower makes prompt payment when due, and borrower furnishes evidence of payment within 30 days after the applicable due date.

(3)  Funds equivalent to 125% of all outstanding free and abated rent remaining as of the closing date to be released in scheduled monthly installments beginning May 1, 2005 and ending September 1, 2006.

(4)  Funds to be released upon one of the following: 1) the FBI and USDA leases achieve a gross annual rent of at least $1,890,000 (including amortized TI repayments) on or before 06/11/06; or 2) on 06/11/09 the borrower must deposit $488,398 in cash to a TI/LC reserve; or 3) if the FBI and USDA lease achieve a gross annual rent of at least $1,890,000 (including amortized TI repayments) on or after 06/12/06, the borrower must deposit into a TI/LC Reserve an amount equal to $10,195 and the number of monthly payments that have elapsed.

(5)  Funds equivalent to 125% of all outstanding landlord obligations under the lease agreements.

(6)  At the time the debt service reserve is released, the borrower shall commence making monthly payments at the rate of $10,175 per month
     ($.54/sf/year). On 06/11/13 the monthly payments shall cease and the borrower shall either deposit a letter of credit in the amount of
     $1,150,000 or make the first of 12 equal monthly deposits of $95,833 or a cash flow sweep will commence until a total of $1,150,000 has been deposited. On 06/11/14 the borrower shall either deposit a second letter of credit in the amount of $1,150,000 or make the first of 12 equal monthly deposits of $95,833 or a cash flow sweep will commence until a total of
     $1,150,000 has been deposited.

(7)  Appraised values were determined using the stabilized value as of 07/01/06.

(8)  For purposes of determining the DSCR, such ratio was adjusted by taking into account amounts available under the $1,500,000 debt service reserve.

(9)  Ratings provided are for the United States of America, except in the case of Integra Telecom.

                                    73 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               ASHWOOD-SOUTHFIELD
--------------------------------------------------------------------------------

                         [PHOTOS OF ASHWOOD-SOUTHFIELD]

                                    74 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               ASHWOOD-SOUTHFIELD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $38,600,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $38,600,000
 % OF POOL BY IPB:                 1.3%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         Griffin Capital
                                   (Ashwood-Southfield) Investors, LLC
 SPONSOR:                          Kevin A. Shields
 ORIGINATION DATE:                 12/31/04
 INTEREST RATE:                    5.720000%
 INTEREST ONLY PERIOD:             23 months
 MATURITY DATE:                    01/01/12
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(52),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT(1):               $15,000,000
 ADDITIONAL DEBT TYPE:             Mezzanine
 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                     INITIAL           MONTHLY
                                                   -----------------------------
 TAXES:                                                 $335,328         $59,775
 INSURANCE:                                              $32,983          $5,497
 CAPEX:                                                       $0          $3,000
 TI/LC:                                               $2,000,000(3)      $20,000
 OTHER(2):                                              $375,000              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Portfolio
 TITLE:                            Fee
 PROPERTY TYPE:                    Office -- Suburban
 SQUARE FOOTAGE:                   334,086
 LOCATION:                         Various
 YEAR BUILT/RENOVATED:             Various
 OCCUPANCY:                        92.0%
 OCCUPANCY DATE:                   Various
 NUMBER OF TENANTS:                13
 HISTORICAL NOI:
   2002:                           $2,684,746
   2003:                           $3,288,235
   TTM AS OF 09/30/04:             $4,266,859
 UW REVENUES:                      $6,605,046
 UW EXPENSES:                      $2,355,935
 UW NOI:                           $4,249,111
 UW NET CASH FLOW:                 $3,764,686
 APPRAISED VALUE:                  $53,400,000
 APPRAISAL DATE:                   Various
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $116
 CUT-OFF DATE LTV:                 72.3%
 MATURITY DATE LTV:                67.3%
 UW DSCR:                          1.40x
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT TENANTS
                                                                                                                 LEASE
                                                               MOODY'S/     SQUARE     % OF     BASE RENT     EXPIRATION
 TENANT NAME                  PARENT COMPANY                  S&P/FITCH(4)   FEET       GLA        PSF           YEAR
-------------------------------------------------------------------------------------------------------------------------

 AUTO CLUB INSURANCE GROUP   Triple A Insurance                   NR        92,666    27.7%      $ 15.26         2010
 CIT GROUP                   CIT Group Inc.                     A2/A/A      68,824    20.6%      $ 25.71         2006
 APAC, INC.                  Apac, Inc                            NR        61,747    18.5%      $ 25.20         2007
 SVERDRUP TECHNOLOGY         Jacobs Engineering Group Inc.        NR        28,785     8.6%      $ 16.04         2011
 HUMANA EMPLOYERS            N/A                                  NR        18,445     5.5%      $ 21.00         2007
-------------------------------------------------------------------------------------------------------------------------

(1)  The borrower will initially partner with Orix Real Estate Equities, Inc., a diversified commercial financial services company with approximately $4 billion in assets, to acquire the subject. Orix will be contributing a
     $15,000,000 mezzanine loan secured by partnership interest. The mezzanine loan is expected to be replaced by up to 25 TIC members. Orix is a qualified manager pursuant to the terms of the mezzanine loan documents.

(2)  At closing, the borrower deposited $375,000 into a mezzanine extension holdback reserve to be released when the mezzanine debt is paid in full.

(3)  At closing, the borrower deposited $2,000,000 into a TI/LC reserve to mitigate near-term roll risk. Additional monthly collections of $20,000 per month will be funded into the TI/LC reserve with a cap of $3,000,000.
     Should the TI/LC reserve balance ever fall below $1,000,000, monthly collections will increase to $30,000 per month, with a revised cap of
     $1,500,000.

(4)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    75 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                       FORT KNOX EXECUTIVE OFFICE CENTER
--------------------------------------------------------------------------------

                 [PHOTOS OF FORT KNOX EXECUTIVE OFFICE CENTER]

                                    76 of 81

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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                        FORT KNOX EXECUTIVE OFFICE CENTER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $34,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $34,437,725
 % OF POOL BY IPB:                 1.1%
 LOAN SELLER:                      Eurohypo AG, New York Branch
 BORROWER:                         NHW TP LLC
 SPONSOR:                          Charles Herkza
 ORIGINATION DATE:                 03/15/05
 INTEREST RATE:                    6.060000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    04/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           358 months
 CALL PROTECTION:                  L(24),Def(90),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                   INITIAL         MONTHLY
                                                 -------------------------------
 TAXES:                                               $125,317        $41,772
 INSURANCE:                                            $71,130        $11,855
 CAPEX:                                                     $0         $4,855
 REQUIRED REPAIRS:                                     $59,869             $0
 TI/LC:                                             $1,770,000(1)      $7,000(2)
 DEBT SERVICE:                                        $250,000             $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Office - Suburban
 SQUARE FOOTAGE:                   291,288
 LOCATION:                         Tallahassee, FL
 YEAR BUILT/RENOVATED:             1979/1995
 OCCUPANCY:                        91.9%
 OCCUPANCY DATE:                   03/01/05
 NUMBER OF TENANTS:                2
 HISTORICAL NOI:
   2002:                           $3,599,163
   2003:                           $3,501,861
   2004:                           $3,573,224
 UW REVENUES:                      $4,585,584
 UW EXPENSES:                      $1,811,864
 UW NOI:                           $2,773,721
 UW NET CASH FLOW:                 $2,676,515
 APPRAISED VALUE:                  $41,200,000
 APPRAISAL DATE:                   02/07/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $118
 CUT-OFF DATE LTV:                 83.6%
 MATURITY DATE LTV:                71.1%
 UW DSCR:                          1.07x
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
                                                                                                          LEASE
                                                    MOODY'S/      SQUARE     % OF        BASE RENT     EXPIRATION
 TENANT NAME                  PARENT COMPANY      S&P/FITCH(3)     FEET       GLA           PSF           YEAR
---------------------------------------------------------------------------------------------------------------------

 AGENCY FOR HEALTH CARE     State of Florida      Aa1/AA+/AA     239,164     82.1%        $16.75          2020
 DEPARTMENT OF HEALTH       State of Florida      Aa1/AA+/AA     28,413       9.8%        $18.57          2006
---------------------------------------------------------------------------------------------------------------------

(1)  Includes $1,520,000 for TI/LC of which $589,259 has been released, as well as $250,000 relating to an expansion space under one of the leases.

(2)  If at any time at least $250,000 of the upfront TL/LC reserve for
     $1,520,000 is not escrowed, a monthly escrow will commence.

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    77 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                             CASTLE POINT APARTMENTS
--------------------------------------------------------------------------------

                       [PHOTOS OF CASTLE POINT APARTMENTS]

                                    78 of 81

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                            CASTLE POINT APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $34,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $34,000,000
 % OF POOL BY IPB:                 1.1%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         Castle Point Investments, LLC
 SPONSORS:                         Raed I. Qadorh-Zidan, Hani I. Qaddoura
 ORIGINATION DATE:                 05/10/05
 INTEREST RATE:                    5.678000%
 INTEREST ONLY PERIOD:             N/A
 MATURITY DATE:                    06/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 months
 REMAINING AMORTIZATION:           360 months
 CALL PROTECTION:                  L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         CMA
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                       INITIAL        MONTHLY
                                                     ---------------------------
 TAXES:                                                  $100,291       $50,145
 INSURANCE:                                              $138,482       $13,848
 CAPEX:                                                        $0       $18,283
 IMMEDIATE REPAIRS:                                      $404,000(1)         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Multifamily -- Garden
 UNITS:                            740
 LOCATION:                         South Bend, IN
 YEAR BUILT/RENOVATED:             1974/1980
 OCCUPANCY:                        87.4%
 OCCUPANCY DATE:                   05/03/05
 HISTORICAL NOI:
  2003:                            $2,645,200
  2004:                            $2,935,500
  TTM AS OF 03/31/05:              $3,133,668
 UW REVENUES:                      $5,507,144
 UW EXPENSES:                      $2,224,283
 UW NOI:                           $3,282,861
 UW NET CASH FLOW:                 $3,063,458
 APPRAISED VALUE:                  $42,500,000
 APPRAISAL DATE:                   01/19/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/UNIT:           $45,946
 CUT-OFF DATE LTV:                 80.0%
 MATURITY DATE LTV:                67.2%
 UW DSCR:                          1.30x
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                  MULTIFAMILY INFORMATION

                                                            APPROXIMATE
                                            AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
 UNIT MIX                  NO. OF UNITS     SQUARE FEET         SF             SF          ASKING RENT       MARKET RENT
---------------------------------------------------------------------------------------------------------------------------

 ONE BEDROOM                   382               749          286,168         41.4%            $742              $742
 TWO BEDROOM                   358             1,133          405,785         58.6             $895              $895
---------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE        740               935          691,953        100.0%            $816              $816
---------------------------------------------------------------------------------------------------------------------------

(1)  The engineer calculated immediate repairs totaling $323,000 to be used for exterior improvements. The borrower has deposited 125% of the engineer's recommended amount in a capital reserve at closing.

                                    79 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                              COMMONS AT TEMECULA
--------------------------------------------------------------------------------

                         [PHOTOS OF COMMONS AT TEMECULA]

                                    80 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2005-LDP2

--------------------------------------------------------------------------------
                               COMMONS AT TEMECULA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $29,623,024
 CUT-OFF DATE PRINCIPAL BALANCE:   $29,623,024
 % OF POOL BY IPB:                 1.0%
 LOAN SELLER:                      Nomura Credit & Capital, Inc.
 BORROWER:                         Inland Western Temecula Commons, L.L.C.
 SPONSOR:                          Inland Western Retail Real Estate
                                   Trust, Inc.
 ORIGINATION DATE:                 05/13/05
 INTEREST RATE:                    4.580000%
 INTEREST ONLY PERIOD:             60 months
 MATURITY DATE:                    06/11/10
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            N/A
 REMAINING AMORTIZATION:           N/A
 CALL PROTECTION:                  L(36),Grtr1%UPBorYM(20),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             N/A
 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                                        INITIAL     MONTHLY
                                                         -----------------------
 TAXES:                                                     $0          $0
 INSURANCE:                                                 $0          $0
 CAPEX:                                                     $0          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Single Asset
 TITLE:                            Fee
 PROPERTY TYPE:                    Retail-Anchored
 SQUARE FOOTAGE:                   293,276
 LOCATION:                         Temecula, CA
 YEAR BUILT:                       1999
 OCCUPANCY:                        99.8%
 OCCUPANCY DATE:                   04/07/05
 NUMBER OF TENANTS:                17
 HISTORICAL NOI:
   2002:                           $3,444,406
   2003:                           $3,309,221
   TTM AS OF 09/30/04:             $3,433,382
 UW REVENUES:                      $4,860,195
 UW EXPENSES:                      $1,371,393
 UW NOI:                           $3,488,802
 UW NET CASH FLOW:                 $3,290,751
 APPRAISED VALUE:                  $55,000,000
 APPRAISAL DATE:                   03/07/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:             $101
 CUT-OFF DATE LTV:                 53.9%
 MATURITY DATE LTV:                53.9%
 UW DSCR:                          2.43x
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                                                                                                           LEASE
SIGNIFICANT TENANTS                                  MOODY'S/     SQUARE      % OF        BASE RENT     EXPIRATION      SALES
 TENANT NAME           PARENT COMPANY              S&P/FITCH(1)    FEET        GLA           PSF           YEAR         PSF(2)
--------------------------------------------------------------------------------------------------------------------------------

 JO-ANN FABRICS       Jo-Ann Stores, Inc.           B+/B1/NR      46,553      15.9%         $11.25         2011          $188
 SPORTS CHALET        Sport Chalet, Inc.               NR         41,408      14.1%         $12.82         2010          $269
 LINENS 'N THINGS     Linens 'N Things, Inc.           NR         35,700      12.2%         $12.14         2015          $282
 CIRCUIT CITY         Circuit City, Inc.               NR         28,445       9.7%         $12.65         2020          NAV
 OFFICE DEPOT         Office Depot, Inc.          BBB-/Baa3/NR    25,127       8.6%         $14.30         2014          NAV
--------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2)  Sales PSF information is based on a combination of 2003 and 2004 figures.

                                    81 of 81

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
SALES REPRESENTATIVE.